Registration Statement No. 333-144627

811-04633

As Filed with the Securities and Exchange Commission on June 26, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 24	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 84	☒

DELAWARE LIFE NY VARIABLE ACCOUNT D

Registrant

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

Depositor

1115 Broadway, 12th Floor

New York, New York 10010

Depositor’s Address

781-790-8600

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Executive VUL

Delaware Life NY Variable Account D

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

June 26, 2018

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company of New York (“we”, “us” or “Company”) through Delaware Life NY Variable Account D (the “Variable Account”), one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,9

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund (Series I)

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)3

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Service Class)

MFS® Value Series (Initial Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio (Class II Shares)

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8,10

Franklin Small Cap Value VIP Fund (Class 2)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,4

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on and after October 6, 2008, allocations to these investment options are not permitted.

[3]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[4]	This Fund does not have different share classes.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Effective on or about July 2, 2018, the new fund name will be DWS Small Cap Index VIP.

Delaware Life Insurance Company of New York

Service Office: Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(800) 468-9890

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Right to Return Period

You may return the Policy within 10 days beginning when You receive the Policy and receive a refund equal to the greater of premiums paid and premiums paid plus money market return.

Premium Payments

Generally, You must make a minimum Initial Premium payment that will sustain the Policy for three months from its Issue Date. You choose the amount and timing of subsequent premium payments, within certain limits. We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse. You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Total Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Total Net Amount at Risk equals the Death Benefit minus your Account Value.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit

Specified Face Amount is the minimum amount of life insurance in the Policy. Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

•	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

•	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

•	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	waiver of monthly deductions

•	payment of stipulated amount

•	loan lapse protection

•	charitable giving benefit

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We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account (the “Variable Account”).

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because the Premium Expense Loads are highest in the early Policy Years. Premium Expense Loads and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial surrenders may only occur annually after Policy Year 1 and may not exceed the Account Value minus any outstanding Policy Debt.

What if Charges and Deductions Exceed Account Value less Policy Debt?

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] Maximum Charge On Premium up to and Including Target Premium: Maximum Charge On Premium in Excess of Target Premium:	Upon premium receipt	(as a % of premium) 35% 5.0%

Illustration Charge Maximum:	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

Loan Lapse Protection Rider[2] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk “SFANAR”) $83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Cost of Insurance for Supplemental Insurance Face Amount[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk “SIFANAR”) $83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[5] Maximum Charge:	Daily	(on the assets allocated to the Sub-Accounts) 0.60%

Monthly Expense Charge Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	$10.00 $5.00

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PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Monthly Face Amount Charge[11] Maximum Charge: Minimum Charge: Representative Owner Charge[4] (Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount) $0.20 $0.07 $0.07

Loan Interest[6]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%

Flat Extra Charge[7]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
Maximum Charge:		$50.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider[8] Maximum Charge: Minimum Charge: Representative Owner Charge[3] (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount) $0.19 $0.01 $0.07

Payment of Stipulated Amount Rider[10] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, Issue Age 45, benefit payable to age 70)	At the beginning of each Policy Month	(per $100 of Stipulated Amount9) $0.79 $0.14 $0.46

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2017. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.35%	1.78%

[1]	The elements making up the Premium Expense Load are discussed on page 25. The Load is deducted from premium received. The Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The Load on premium in excess of Target Premium will not exceed 5.0% in any Policy Year.

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[2]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 19.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, smoker and nonsmoker, standard, any underwriting basis, Issue Age 80, Policy Year 40 (20 if 1980 CSO). The monthly minimum charge possible is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the cost of insurance charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 4% in Policy Years 1-10 and 3.0% thereafter. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[7]	For Policies with Investment Start Dates before August 17, 2009, the maximum flat extra charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.

[8]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 20. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[10]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	The charge is based on the Specified Face Value Amount and the Issue Age of the Insured. Please see the section entitled “Monthly Face Amount Charge” for additional detail.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 1115 Broadway, 12th Floor, New York, New York 10010.

Delaware Life Insurance Company of New York is owned indirectly by Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life NY Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.

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The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling 1-800-468-9890, or writing to Delaware Life Insurance Company of New York, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

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Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Deutsche Investment Management Americas, Inc.1 advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Franklin U.S. Government Securities VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund). Invesco Advisers, Inc. advises the Invesco Funds. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

[1]	Effective on or about July 2, 2018, the new adviser name will be DWS Investment Management Americas, Inc.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees, Expenses and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

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Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

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We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information You provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

Generally, You must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the date a premium is paid equal to or in excess of the specified Initial Premium.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or post-marking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the greater of premiums paid and premiums paid plus money market return. We will allocate the net

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premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the MFS® U.S. Government Money Market Portfolio. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Delaware Life Insurance Company of New York and mailed to our Service Office.

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General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send You reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract (“MEC”) is if You pay premiums in excess of applicable tax law limitations.

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We will notify You or your financial adviser within one business day if we receive a premium that would, in our opinion, cause the Policy to become a MEC. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in an interest bearing account. This premium will be refunded, with interest at the then rate paid by the Company on comparable fixed life insurance policies, at the earlier of a) the date we receive instruction from You to return the premium, b) the date we determine the premium cannot be applied to the Policy because satisfactory evidence of insurability of the Insured’s to increase the Specified Face Amount to avoid MEC status was not supplied and c) the end of the 90 day period.

SUPPLEMENTAL INSURANCE FACE AMOUNT

The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit. You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.

The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the Supplemental Insurance Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount. Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.

The Supplemental Insurance Death Benefit will terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the termination of the Policy.

Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A or C to elect scheduled increases. If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, plus

•	the amount of the Supplemental Insurance Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option A provides a level amount of death benefit. Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Supplemental Insurance Death Benefit

The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

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If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive Due Proof of that death. The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences. You should consult a qualified tax professional prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount. In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order.

Changing the Specified Face Amount or Supplemental Insurance Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount or Supplemental Insurance Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount and Supplemental Insurance Face Amount.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the

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Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent. If issued at the same time, Supplemental Insurance Face Amount first;

•	second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order. If issued at the same time, Supplemental Insurance Face Amount first;

•	third, to the initial Supplemental Insurance Face Amount, if any; and

•	finally, to the initial Specified Face Amount.

By way of example, presume a Policy is issued with $250,000 of Specified Face Amount and $150,000 of Supplemental Insurance Face Amount. After issue, You increase the Supplemental Insurance Face Amount by $100,000 to $250,000 and later increase the Specified Face Amount by $50,000 to $300,000. You then request a decrease of $200,000. The most recent $50,000 of Specified Face Amount increase is eliminated. The $100,000 Supplemental Insurance Face Amount is eliminated. The original Supplemental Insurance Face Amount is reduced by $50,000 to $100,000.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application. If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

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Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend” date occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•	a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

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by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below. The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

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Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider attaches to all Policies at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions (Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge and the Monthly Cost of Insurance Charge) for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of Stipulated Amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

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•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount and Supplemental Insurance Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	the Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	the Death Benefit will be changed to equal 105% of the Account Value;

•	monthly deductions will cease;

•	no further premium will be accepted;

•	Specified Face Amount and Supplemental Insurance Face Amount increases and decreases will no longer be permitted; and

•	all supplemental riders will terminate.

The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit. The Enhancement Benefit is a return of a portion of the charges paid under the Policy. When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

The payment of an Enhancement Benefit is at the discretion of the Company. On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•	Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•	Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

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•	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

At least once each Policy Year, You have the option of transferring all Variable Sub-Account value to the Fixed Account and using that value to purchase a guaranteed paid-up benefit. If You object to a material change in the Sub-Accounts under your Policy, You may transfer the Account Value in the affected Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

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The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer or prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

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Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Total Net Amount at Risk after the partial surrender does not exceed the Total Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.

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You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

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If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a Premium Expense Load from each premium payment upon receipt which includes two elements. One element covers State and Federal tax obligations. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations. As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

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Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month for administration costs. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month. The Monthly Expense Charge is currently $5.00.

Monthly Face Amount Charge

We deduct a Monthly Face Amount Charge for administration and issue costs. The charge is based on the Specified Face Amount and the Issue Age of the Insured. The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. The Monthly Cost of Insurance charge is shown in the Fee Table.

The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000. The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;

(2)	is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Face Amount Net Amount at Risk divided by 1,000. The Supplemental Insurance Face Amount Net Amount at Risk equals the Supplemental Death Benefit, which is the Total Death Benefit minus the Base Death Benefit*;

(3)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and

(4)	is any Flat Extra specified in Section 1 of the Policy.

*Item (1) above is expressed algebraically as: the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000]. Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.

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The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force, the Insured’s sex (except for unisex Policies), Issue Age, Class, underwriting basis, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described in the section entitled “Illustrations”. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans”. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of Specified Face Amount and Supplemental Insurance Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

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OTHER POLICY PROVISIONS

Alteration

Financial advisers do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

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Suicide

If the Insured commits suicide within two years after the Issue Date, We will not pay any part of the Policy Proceeds. We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation. After a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Superintendent of Insurance of the State of New York. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts upon a Sub-Account elimination or combination, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

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Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is an affiliate of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

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•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2015, 2016, and 2017, ($36,303.33)*, $1,971, and $7,622, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

*	2015 commissions of $3,888.67 were offset by a commission charge back attributable to 2014 sales.

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FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to

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so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change You should consult with a qualified tax adviser on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

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In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is

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treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax professionals regarding the applicability of these Code provisions to the proposed purchase.

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A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the

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transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may

37

be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit Values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service

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providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Initial Premium: The amount necessary to put the coverage in force. It is generally an amount sufficient to keep the Policy in force for three months.

Insured: The person on whose life the Policy is issued.

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Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of-

•	the Issue Date or

•	the Business Day we approve the application for a Policy.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount an any additional benefits provided by rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration costs.

Monthly Face Amount Charge: A monthly deduction, based on the Specified Face Amount, for administration and issue costs.

Net Premium: The amount You pay as the premium minus the Premium Expense Load.

Policy: The form issued by Delaware Life Insurance Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: 1601 Trapelo Road, Waltham, Massachusetts, 02451, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy.

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Specified Face Amount Net Amount at Risk: The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less Account Value.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Supplemental Insurance Death Benefit: The death benefit associated with the Supplemental Insurance Face Amount.

Supplemental Insurance Face Amount: The amount of additional life insurance coverage You request as specified in the Policy.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Death Benefit: The Total Death Benefit equals the Base Death Benefit plus the Supplemental Insurance Death Benefit.

Total Face Amount: The sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Total Net Amount at Risk: The Total Net Amount at Risk equals the Total Death Benefit less Account Value.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life NY Variable Account D, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life NY Variable Account D and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-468-9890.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Securities Act of 1933 File No. 333-144627

Investment Company Act File No. 811-04633

PART B

STATEMENT OF ADDITIONAL INFORMATION

EXECUTIVE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

DELAWARE LIFE NY VARIABLE ACCOUNT D

June 26, 2018

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Executive VUL prospectus, dated June 26, 2018. The prospectus is available, at no charge, by writing Delaware Life Insurance Company of New York (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-800-468-9890.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. The Company changed its name from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York on July 21, 2014.

The corporate parent of Delaware Life Insurance Company of New York is Delaware Life Insurance Company (“Delaware Life”). Group One Thousand One LLC, the corporate parent of Delaware Life, is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Delaware Life Insurance Company, Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

We established Delaware Life NY Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of the Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company of New York as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life NY Variable Account D as of December 31, 2017 and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is an affiliate of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this

2

compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2015, 2016, and 2017, were approximately ($30,690)*, $6,520, and $8,218, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations. As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

*	2015 commissions were offset by a commission charge back attributable to 2014 sales.

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Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount. You may need to provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.

If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Insurance Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company of New York are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company of New York will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

NY Variable Account D

Financial Statements as of and for the Year Ended December 31, 2017 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2017

Page(s)
Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statements of Assets and Liabilities	3-6

Statements of Operations	7-29

Statements of Changes in Net Assets	30-63

Notes to the Financial Statements	64-84

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Holders of Delaware Life NY Variable Account D:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts constituting Delaware Life NY Variable Account D (hereafter collectively referred to as the “Accounts”) indicated in the table below as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Sub Accounts of Delaware Life NY Variable Account D

AB VPS Growth and Income Portfolio (Class B) (1)	MFS VIT I Growth Series Initial Class (1)
Alger Mid Cap Growth Portfolio I-2 (1)	MFS VIT I Mid Cap Growth Series Initial Class (1)
American Funds Insurance Series Growth Income Fund Class 2 (1)	MFS VIT I New Discovery Series Initial Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT I Total Return Bond Series Initial Class (1)
Columbia Variable Portfolio- Large Cap Growth Fund Class 2 (2)	MFS VIT I Research Series Initial Class (1)
Delaware VIP Smid Cap Core Series Standard Class (1)	MFS VIT I Utilities Series Initial Class (1)
Deutsche Small Cap Index VIP Class B (1)	MFS VIT I Utilities Series Service Class (1)
Deutsche Small Mid Value VIP Class A (1)	MFS VIT I Value Series Initial Class (1)
Dreyfus IP MidCap Stock Portfolio (Initial Shares) (1)	MFS VIT I Value Series Service Class (1)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
Fidelity VIP Contrafund Portfolio (Service Class) (1)	MFS VIT II Government Securities Portfolio I Class (1)
Fidelity VIP Growth Portfolio (Service Class) (1)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio - Initial Class (1)
Fidelity VIP Index 500 Portfolio (Service Class) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Research International Portfolio S Class (1)
Fidelity VIP Government Money Market Portfolio (Service Class) (1)	MFS VIT III Blended Research Small Cap Portfolio Initial Class (1)
Fidelity VIP Overseas Portfolio (Service Class) (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
First Eagle Overseas Variable Fund (1)	MFS VIT III Growth Allocation Portfolio Initial Class (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III Moderate Allocation Portfolio Initial Class (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III New Discovery Value Portfolio Initial Class (1)
Goldman Sachs VIT Mid Cap Value Fund I (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Goldman Sachs VIT U.S Equity Insights Fund I Class (1)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) (1)
Invesco V.I. Growth and Income Fund Series I (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
Invesco V.I. International Growth Fund I (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
M Capital Appreciation Fund (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
M International Equity Fund (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class (1)
M Large Cap Growth Value Fund (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
M Large Cap Value Fund (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
MFS U.S. Government Money Market Portfolio Initial Class (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
MFS VIT Total Return Series Service Class (1)

(1)   Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016.

(2)   Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016. The 2016 activities in this Sub-Account are for the period of April 29, 2016 to December 31, 2016.

Basis for Opinions

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

June 25, 2018

We have served as the auditor of one or more Accounts in Delaware Life NY Variable Account D since 2013.

2 of 2

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	7,234	$204,498	$237,844	$237,844	$—	$237,844
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	1,590	20,997	39,741	39,741	—	39,741
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	604	28,519	30,002	30,002	—	30,002
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	7,187	104,246	106,664	106,664	—	106,664
Columbia Variable Portfolio- Large Cap Growth Fund Class 2 Sub-Account (C60)	1,346	16,656	22,134	22,134	—	22,134
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) ¹	1,120	26,622	34,709	34,709	—	34,709
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	1,364	19,006	24,927	24,927	—	24,927
Deutsche Small Mid Value VIP Class A Sub-Account (S61)	610	9,274	10,906	10,906	—	10,906
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	6,012	89,907	135,621	135,621	—	135,621
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	11,607	188,763	212,755	212,755	—	212,755
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	1,071	36,195	39,690	39,690	—	39,690
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	3,137	93,328	118,469	118,469	—	118,469
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	27	1,495	1,982	1,982	—	1,982
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	389	76,697	104,343	104,343	—	104,343
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	811	120,239	219,122	219,122	—	219,122
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	1,927	61,878	72,848	72,848	—	72,848
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	11,493	11,493	11,493	11,493	—	11,493
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	5,443	98,830	123,929	123,929	—	123,929
First Eagle Overseas Variable Fund Sub-Account (FE3)	476	13,108	13,196	13,196	—	13,196
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,931	88,164	91,758	91,758	—	91,758
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,056	13,865	16,861	16,861	—	16,861
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	497	9,758	10,127	10,127	—	10,127
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,587	29,480	31,426	31,426	—	31,426
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	6,670	77,282	72,035	72,035	—	72,035
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	4	59	65	65	—	65
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	504	8,996	9,782	9,782	—	9,782
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	123	2,611	2,794	2,794	—	2,794
Invesco V.I. International Growth Fund I Sub-Account (A21)	10,109	357,188	403,249	403,249	—	403,249
M Capital Appreciation Fund Sub-Account (MB0)	691	19,581	21,601	21,601	—	21,601
M International Equity Fund Sub-Account (MB1)	1,549	18,519	21,040	21,040	—	21,040
M Large Cap Growth Value Fund Sub-Account (MB5)	1,302	29,243	35,172	35,172	—	35,172
M Large Cap Value Fund Sub-Account (MA9)	2,044	25,978	28,472	28,472	—	28,472
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	85,720	85,720	85,720	85,720	—	85,720
MFS VIT Total Return Series Service Class Sub-Account (M35)	820	18,029	19,916	19,916	—	19,916
MFS VIT I Growth Series Initial Class Sub-Account (M31)	4,510	181,397	220,525	220,525	—	220,525
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	6,118	48,556	58,181	58,181	—	58,181
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	357	6,353	7,169	7,169	—	7,169
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	13,360	178,375	176,608	176,608	—	176,608
MFS VIT I Research Series Initial Class Sub-Account (M33)	903	23,780	26,641	26,641	—	26,641
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	257	8,424	7,595	7,595	—	7,595
MFS VIT I Utilities Series Service Class Sub-Account (M40)	110	3,657	3,191	3,191	—	3,191
MFS VIT I Value Series Initial Class Sub-Account (M83)	3,521	66,077	73,665	73,665	—	73,665
MFS VIT I Value Series Service Class Sub-Account (M08)	5,467	102,419	112,339	112,339	—	112,339
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	60	2,474	3,255	3,255	—	3,255
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	318	3,948	5,380	5,380	—	5,380
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	11,544	148,320	143,033	143,033	—	143,033

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	21,205	$126,161	$122,355	$122,355	$—	$122,355
MFS VIT II International Growth Portfolio - Initial Class Sub-Account (M97)	5,590	72,478	86,651	86,651	—	86,651
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,688	22,346	25,951	25,951	—	25,951
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	46	651	776	776	—	776
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	2,444	30,258	32,924	32,924	—	32,924
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	3,643	47,933	51,985	51,985	—	51,985
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	59,586	668,567	727,546	727,546	—	727,546
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	6,471	66,880	69,946	69,946	—	69,946
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	23,505	240,818	239,282	239,282	—	239,282
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	7,007	58,107	63,131	63,131	—	63,131
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	19,871	245,844	264,876	264,876	—	264,876
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	8,655	89,310	96,331	96,331	—	96,331
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43) ¹	288	3,253	3,408	3,408	—	3,408
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	178	9,067	9,906	9,906	—	9,906
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	714	26,671	33,458	33,458	—	33,458
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	3,199	26,010	22,902	22,902	—	22,902
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	11,189	151,475	147,029	147,029	—	147,029
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub- Account (PK9)	1,771	22,200	22,723	22,723	—	22,723
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	1,540	19,547	19,131	19,131	—	19,131
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	19,948	220,740	218,226	218,226	—	218,226
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	4,998	99,891	156,031	156,031	—	156,031

[1]	This Sub-Account had a name change in 2017. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Total Units	Net Assets
A71	9,138	$237,844
A54	1,303	39,741
302	1,008	30,002
B18	5,698	106,664
C60	1,641	22,134
D37	729	34,709
D55	525	24,927
S61	306	10,906
D18	3,869	135,621
FD7	8,155	212,755
F24	1,568	39,690
F29	3,101	118,469
F21	81	1,982
F26	4,567	104,343
FM7	7,963	219,122
F41	3,094	72,848
FM8	918	11,493
F23	5,873	123,929
FE3	789	13,196
T20	3,021	91,758
F56	540	16,861
F54	635	10,127
F53	1,337	31,426
T28	4,356	72,035
G32	2	65
G31	361	9,782
IB1	87	2,794
A21	14,527	403,249
MB0	843	21,601
MB1	1,998	21,040
MB5	1,516	35,172

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Total Units	Net Assets
MA9	1,536	$28,472
MD8	8,546	85,720
M35	1,410	19,916
M31	9,921	220,525
MF1	2,670	58,181
M05	380	7,169
M06	15,502	176,608
M33	1,309	26,641
M44	674	7,595
M40	291	3,191
M83	3,562	73,665
M08	7,889	112,339
MB6	117	3,255
MA1	338	5,380
M96	7,438	143,033
MA6	4,327	122,355
M97	3,801	86,651
MD5	1,165	25,951
ME3	67	776
MB8	1,024	32,924
MF6	1,363	51,985
MF8	28,812	727,546
MG0	4,992	69,946
MF2	20,129	239,282
MG3	2,514	63,131
MG5	12,034	264,876
ME0	3,307	96,331
V43	115	3,408
O01	362	9,906
O20	1,357	33,458
P10	3,807	22,902
PK8	5,043	147,029
PK9	1,784	22,723
P06	977	19,131
P07	10,280	218,226
307	3,829	156,031

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	A71 Sub-Account	A54 Sub-Account	302 Sub-Account
Income:
Dividend income	$2,777	$—	$391

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,822	597	(143)
Realized gain distributions	19,238	879	1,746

Net realized gains (losses)	29,060	1,476	1,603

Net change in unrealized appreciation (depreciation)	5,924	7,872	3,540

Net realized and change in unrealized gains (losses)	34,984	9,348	5,143

Net increase (decrease) in net assets from operations	$37,761	$9,348	$5,534

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	B18 Sub-Account	C60 Sub-Account	D37 Sub-Account
Income:
Dividend income	$1,308	$—	$98

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(356)	171	340
Realized gain distributions	1,227	—	2,110

Net realized gains (losses)	871	171	2,450

Net change in unrealized appreciation (depreciation)	10,390	4,701	3,006

Net realized and change in unrealized gains (losses)	11,261	4,872	5,456

Net increase (decrease) in net assets from operations	$12,569	$4,872	$5,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	D55 Sub-Account	S61 Sub-Account	D18 Sub-Account
Income:
Dividend income	$160	$69	$1,266

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	301	73	1,198
Realized gain distributions	849	205	1,870

Net realized gains (losses)	1,150	278	3,068

Net change in unrealized appreciation (depreciation)	1,767	653	13,525

Net realized and change in unrealized gains (losses)	2,917	931	16,593

Net increase (decrease) in net assets from operations	$3,077	$1,000	$17,859

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FD7 Sub-Account	F24 Sub-Account	F29 Sub-Account
Income:
Dividend income	$2,617	$288	$991

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	958	44	1,375
Realized gain distributions	5,265	1,963	5,626

Net realized gains (losses)	6,223	2,007	7,001

Net change in unrealized appreciation (depreciation)	21,374	4,804	13,019

Net realized and change in unrealized gains (losses)	27,597	6,811	20,020

Net increase (decrease) in net assets from operations	$30,214	$7,099	$21,011

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F21 Sub-Account	F26 Sub-Account	FM7 Sub-Account
Income:
Dividend income	$2	$1,553	$3,444

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21	2,079	3,035
Realized gain distributions	118	310	610

Net realized gains (losses)	139	2,389	3,645

Net change in unrealized appreciation (depreciation)	354	15,040	31,356

Net realized and change in unrealized gains (losses)	493	17,429	35,001

Net increase (decrease) in net assets from operations	$495	$18,982	$38,445

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F41 Sub-Account	FM8 Sub-Account	F23 Sub-Account
Income:
Dividend income	$333	$64	$1,513

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	327	—	720
Realized gain distributions	3,097	—	107

Net realized gains (losses)	3,424	—	827

Net change in unrealized appreciation (depreciation)	8,939	—	25,575

Net realized and change in unrealized gains (losses)	12,363	—	26,402

Net increase (decrease) in net assets from operations	$12,696	$64	$27,915

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FE3 Sub-Account	T20 Sub-Account	F56 Sub-Account
Income:
Dividend income	$138	$2,196	$241

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3)	(665)	588
Realized gain distributions	502	—	—

Net realized gains (losses)	499	(665)	588

Net change in unrealized appreciation (depreciation)	1,019	11,222	1,701

Net realized and change in unrealized gains (losses)	1,518	10,557	2,289

Net increase (decrease) in net assets from operations	$1,656	$12,753	$2,530

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F54 Sub-Account	F53 Sub-Account	T28 Sub-Account
Income:
Dividend income	$221	$138	$2,094

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	105	(35)	(119)
Realized gain distributions	401	1,889	—

Net realized gains (losses)	506	1,854	(119)

Net change in unrealized appreciation (depreciation)	50	1,024	1,192

Net realized and change in unrealized gains (losses)	556	2,878	1,073

Net increase (decrease) in net assets from operations	$777	$3,016	$3,167

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	G32 Sub-Account	G31 Sub-Account	IB1 Sub-Account
Income:
Dividend income	$—	$127	$40

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	31	28
Realized gain distributions	4	991	111

Net realized gains (losses)	4	1,022	139

Net change in unrealized appreciation (depreciation)	2	747	176

Net realized and change in unrealized gains (losses)	6	1,769	315

Net increase (decrease) in net assets from operations	$6	$1,896	$355

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A21 Sub-Account	MB0 Sub-Account	MB1 Sub-Account
Income:
Dividend income	$5,750	$—	$326

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,684	170	116
Realized gain distributions	—	2,256	—

Net realized gains (losses)	4,684	2,426	116

Net change in unrealized appreciation (depreciation)	68,423	1,015	3,665

Net realized and change in unrealized gains (losses)	73,107	3,441	3,781

Net increase (decrease) in net assets from operations	$78,857	$3,441	$4,107

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB5 Sub-Account	MA9 Sub-Account	MD8 Sub-Account
Income:
Dividend income	$—	$398	$265

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	409	205	—
Realized gain distributions	944	1,328	—

Net realized gains (losses)	1,353	1,533	—

Net change in unrealized appreciation (depreciation)	8,662	1,753	—

Net realized and change in unrealized gains (losses)	10,015	3,286	—

Net increase (decrease) in net assets from operations	$10,015	$3,684	$265

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M35 Sub-Account	M31 Sub-Account	MF1 Sub-Account
Income:
Dividend income	$413	$219	$66

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13	2,917	1,041
Realized gain distributions	531	8,298	3,175

Net realized gains (losses)	544	11,215	4,216

Net change in unrealized appreciation (depreciation)	1,190	43,365	8,340

Net realized and change in unrealized gains (losses)	1,734	54,580	12,556

Net increase (decrease) in net assets from operations	$2,147	$54,799	$12,622

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M05 Sub-Account	M06 Sub-Account	M33 Sub-Account
Income:
Dividend income	$—	$5,808	$335

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(24)	(25)	174
Realized gain distributions	116	—	1,644

Net realized gains (losses)	92	(25)	1,818

Net change in unrealized appreciation (depreciation)	1,338	1,593	2,866

Net realized and change in unrealized gains (losses)	1,430	1,568	4,684

Net increase (decrease) in net assets from operations	$1,430	$7,376	$5,019

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M44 Sub-Account	M40 Sub-Account	M83 Sub-Account
Income:
Dividend income	$319	$129	$1,329

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(36)	(6)	19
Realized gain distributions	—	—	2,720

Net realized gains (losses)	(36)	(6)	2,739

Net change in unrealized appreciation (depreciation)	671	283	6,919

Net realized and change in unrealized gains (losses)	635	277	9,658

Net increase (decrease) in net assets from operations	$954	$406	$10,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M08 Sub-Account	MB6 Sub-Account	MA1 Sub-Account
Income:
Dividend income	$1,749	$46	$46

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(23)	57	288
Realized gain distributions	4,052	64	—

Net realized gains (losses)	4,029	121	288

Net change in unrealized appreciation (depreciation)	10,225	392	1,330

Net realized and change in unrealized gains (losses)	14,254	513	1,618

Net increase (decrease) in net assets from operations	$16,003	$559	$1,664

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M96 Sub-Account	MA6 Sub-Account	M97 Sub-Account
Income:
Dividend income	$4,405	$7,961	$1,121

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(279)	183	957
Realized gain distributions	—	—	1,960

Net realized gains (losses)	(279)	183	2,917

Net change in unrealized appreciation (depreciation)	(1,041)	(296)	18,257

Net realized and change in unrealized gains (losses)	(1,320)	(113)	21,174

Net increase (decrease) in net assets from operations	$3,085	$7,848	$22,295

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD5 Sub-Account	ME3 Sub-Account	MB8 Sub-Account
Income:
Dividend income	$268	$12	$273

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	141	9	251
Realized gain distributions	568	—	3,250

Net realized gains (losses)	709	9	3,501

Net change in unrealized appreciation (depreciation)	5,454	156	617

Net realized and change in unrealized gains (losses)	6,163	165	4,118

Net increase (decrease) in net assets from operations	$6,431	$177	$4,391

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MF6 Sub-Account	MF8 Sub-Account	MG0 Sub-Account
Income:
Dividend income	$2,027	$12,881	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	504	1,442	(11)
Realized gain distributions	2,878	36,083	—

Net realized gains (losses)	3,382	37,525	(11)

Net change in unrealized appreciation (depreciation)	552	72,762	5,279

Net realized and change in unrealized gains (losses)	3,934	110,287	5,268

Net increase (decrease) in net assets from operations	$5,961	$123,168	$5,268

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MF2 Sub-Account	MG3 Sub-Account	MG5 Sub-Account
Income:
Dividend income	$3,495	$693	$5,211

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(24)	(183)	18
Realized gain distributions	—	1,684	9,519

Net realized gains (losses)	(24)	1,501	9,537

Net change in unrealized appreciation (depreciation)	107	4,974	21,446

Net realized and change in unrealized gains (losses)	83	6,475	30,983

Net increase (decrease) in net assets from operations	$3,578	$7,168	$36,194

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	ME0 Sub-Account	V43 Sub-Account	O01 Sub-Account
Income:
Dividend income	$884	$—	$21

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,306)	(75)	30
Realized gain distributions	8,557	—	813

Net realized gains (losses)	7,251	(75)	843

Net change in unrealized appreciation (depreciation)	5,023	1,034	1,232

Net realized and change in unrealized gains (losses)	12,274	959	2,075

Net increase (decrease) in net assets from operations	$13,158	$959	$2,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	O20 Sub-Account	P10 Sub-Account	PK8 Sub-Account
Income:
Dividend income	$214	$2,477	$7,171

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	101	(454)	(324)
Realized gain distributions	—	—	—

Net realized gains (losses)	101	(454)	(324)

Net change in unrealized appreciation (depreciation)	8,648	(1,573)	6,298

Net realized and change in unrealized gains (losses)	8,749	(2,027)	5,974

Net increase (decrease) in net assets from operations	$8,963	$450	$13,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	PK9 Sub-Account	P06 Sub-Account	P07 Sub-Account
Income:
Dividend income	$477	$455	$4,402

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(36)	(100)	(66)
Realized gain distributions	—	—	—

Net realized gains (losses)	(36)	(100)	(66)

Net change in unrealized appreciation (depreciation)	2,323	321	6,175

Net realized and change in unrealized gains (losses)	2,287	221	6,109

Net increase (decrease) in net assets from operations	$2,764	$676	$10,511

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

307 Sub-Account
Income:
Dividend income	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,347
Realized gain distributions	1,773

Net realized gains (losses)	3,120

Net change in unrealized appreciation (depreciation)	38,196

Net realized and change in unrealized gains (losses)	41,316

Net increase (decrease) in net assets from operations	$41,316

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A71 Sub-Account		A54 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,777	$1,520	$—	$—
Net realized gains (losses)	29,060	13,958	1,476	340
Net change in unrealized appreciation (depreciation)	5,924	2,435	7,872	(78)

Increase (decrease) in net assets from operations	37,761	17,913	9,348	262

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	11,076	11,074	90	190
Transfers between Sub-Accounts (including the Fixed Account), net	(951)	119,097	—	(24)
Withdrawals, surrenders, annuitizations and contract charges	(4,657)	(2,639)	(125)	(378)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(11,495)	(2,782)	(1,588)	(1,295)

Net increase/decrease from Contract Owner Transactions	(6,027)	124,750	(1,623)	(1,507)

Total increase (decrease) in net assets	31,734	142,663	7,725	(1,245)

Net assets at beginning of year	206,110	63,447	32,016	33,261

Net assets at end of year	$237,844	$206,110	$39,741	$32,016

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	302 Sub-Account		B18 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$391	$367	$1,308	$1,097
Net realized gains (losses)	1,603	2,586	871	(861)
Net change in unrealized appreciation (depreciation)	3,540	(254)	10,390	2,795

Increase (decrease) in net assets from operations	5,534	2,699	12,569	3,031

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	507	610
Transfers between Sub-Accounts (including the Fixed Account), net	(1,332)	(736)	8,479	15,065
Withdrawals, surrenders, annuitizations and contract charges	—	(1)	(40)	(178)
Mortality and expense risk charges	(55)	(49)	(177)	(140)
Cost of insurance and administrative expense charges	(297)	(285)	(3,836)	(3,996)

Net increase/decrease from Contract Owner Transactions	(1,684)	(1,071)	4,933	11,361

Total increase (decrease) in net assets	3,850	1,628	17,502	14,392

Net assets at beginning of year	26,152	24,524	89,162	74,770

Net assets at end of year	$30,002	$26,152	$106,664	$89,162

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C60 Sub-Account[2]		C62 Sub-Account[3]
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	171	(73)	—	(1,056)
Net change in unrealized appreciation (depreciation)	4,701	777	—	8

Increase (decrease) in net assets from operations	4,872	704	—	(1,048)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,002	1,824	—	985
Transfers between Sub-Accounts (including the Fixed Account), net	(448)	15,184	—	(15,809)
Withdrawals, surrenders, annuitizations and contract charges	(22)	(190)	—	(54)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(499)	(293)	—	(141)

Net increase/decrease from Contract Owner Transactions	33	16,525	—	(15,019)

Total increase (decrease) in net assets	4,905	17,229	—	(16,067)

Net assets at beginning of year	17,229	—	—	16,067

Net assets at end of year	$22,134	$17,229	$—	$—

[2]	The 2016 activities in this Sub-Account are for the period of April 29, 2016 to December 31, 2016.
[3]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	D37 Sub-Account		D55 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$98	$68	$160	$156
Net realized gains (losses)	2,450	4,080	1,150	1,746
Net change in unrealized appreciation (depreciation)	3,006	(1,795)	1,767	1,874

Increase (decrease) in net assets from operations	5,554	2,353	3,077	3,776

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	152	125	784	763
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1)	(5)	15
Withdrawals, surrenders, annuitizations and contract charges	(83)	(335)	(170)	(280)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(1,319)	(1,141)	(742)	(704)

Net increase/decrease from Contract Owner Transactions	(1,250)	(1,352)	(133)	(206)

Total increase (decrease) in net assets	4,304	1,001	2,944	3,570

Net assets at beginning of year	30,405	29,404	21,983	18,413

Net assets at end of year	$34,709	$30,405	$24,927	$21,983

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	S61 Sub-Account		D18 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$69	$47	$1,266	$1,064
Net realized gains (losses)	278	899	3,068	8,521
Net change in unrealized appreciation (depreciation)	653	379	13,525	5,672

Increase (decrease) in net assets from operations	1,000	1,325	17,859	15,257

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	960	707	6,796	6,751
Transfers between Sub-Accounts (including the Fixed Account), net	—	(39)	63	(304)
Withdrawals, surrenders, annuitizations and contract charges	(143)	(160)	(943)	(1,511)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(271)	(272)	(3,456)	(3,376)

Net increase/decrease from Contract Owner Transactions	546	236	2,460	1,560

Total increase (decrease) in net assets	1,546	1,561	20,319	16,817

Net assets at beginning of year	9,360	7,799	115,302	98,485

Net assets at end of year	$10,906	$9,360	$135,621	$115,302

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,617	$2,235	$288	$202
Net realized gains (losses)	6,223	4,590	2,007	2,506
Net change in unrealized appreciation (depreciation)	21,374	5,774	4,804	(301)

Increase (decrease) in net assets from operations	30,214	12,599	7,099	2,407

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,501	1,598	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	1	225	(646)	(631)
Withdrawals, surrenders, annuitizations and contract charges	(560)	(873)	—	(1)
Mortality and expense risk charges	(395)	(364)	(73)	(63)
Cost of insurance and administrative expense charges	(9,346)	(8,748)	(398)	(371)

Net increase/decrease from Contract Owner Transactions	(8,799)	(8,162)	(1,117)	(1,066)

Total increase (decrease) in net assets	21,415	4,437	5,982	1,341

Net assets at beginning of year	191,340	186,903	33,708	32,367

Net assets at end of year	$212,755	$191,340	$39,690	$33,708

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F29 Sub-Account		F21 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$991	$681	$2	$—
Net realized gains (losses)	7,001	8,257	139	139
Net change in unrealized appreciation (depreciation)	13,019	(1,841)	354	(131)

Increase (decrease) in net assets from operations	21,011	7,097	495	8

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,853	2,957	194	60
Transfers between Sub-Accounts (including the Fixed Account), net	(114)	(746)	—	(1)
Withdrawals, surrenders, annuitizations and contract charges	(1,125)	(1,435)	(18)	(18)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(1,992)	(1,924)	(55)	(48)

Net increase/decrease from Contract Owner Transactions	622	(1,148)	121	(7)

Total increase (decrease) in net assets	21,633	5,949	616	1

Net assets at beginning of year	96,836	90,887	1,366	1,365

Net assets at end of year	$118,469	$96,836	$1,982	$1,366

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F26 Sub-Account		FM7 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,553	$1,189	$3,444	$2,374
Net realized gains (losses)	2,389	3,197	3,645	3,210
Net change in unrealized appreciation (depreciation)	15,040	3,739	31,356	12,842

Increase (decrease) in net assets from operations	18,982	8,125	38,445	18,426

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,309	8,641	9,834	10,011
Transfers between Sub-Accounts (including the Fixed Account), net	(1,397)	35,450	(104)	(344)
Withdrawals, surrenders, annuitizations and contract charges	(93)	(19,891)	(1,547)	(2,345)
Mortality and expense risk charges	(69)	(32)	—	—
Cost of insurance and administrative expense charges	(8,117)	(7,730)	(5,183)	(4,923)

Net increase/decrease from Contract Owner Transactions	(6,367)	16,438	3,000	2,399

Total increase (decrease) in net assets	12,615	24,563	41,445	20,825

Net assets at beginning of year	91,728	67,165	177,677	156,852

Net assets at end of year	$104,343	$91,728	$219,122	$177,677

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F41 Sub-Account		FM8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$333	$195	$64	$20
Net realized gains (losses)	3,424	2,621	—	—
Net change in unrealized appreciation (depreciation)	8,939	3,579	—	—

Increase (decrease) in net assets from operations	12,696	6,395	64	20

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,025	2,536	1,015	1,159
Transfers between Sub-Accounts (including the Fixed Account), net	(1,977)	17,214	24	(89)
Withdrawals, surrenders, annuitizations and contract charges	(31)	(8,929)	(76)	(14,650)
Mortality and expense risk charges	(83)	(67)	—	—
Cost of insurance and administrative expense charges	(3,761)	(3,570)	(303)	(789)

Net increase/decrease from Contract Owner Transactions	(4,827)	7,184	660	(14,369)

Total increase (decrease) in net assets	7,869	13,579	724	(14,349)

Net assets at beginning of year	64,979	51,400	10,769	25,118

Net assets at end of year	$72,848	$64,979	$11,493	$10,769

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F23 Sub-Account		FE3 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,513	$1,291	$138	$62
Net realized gains (losses)	827	682	499	64
Net change in unrealized appreciation (depreciation)	25,575	(6,696)	1,019	343

Increase (decrease) in net assets from operations	27,915	(4,723)	1,656	469

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,785	8,901	745	1,950
Transfers between Sub-Accounts (including the Fixed Account), net	195	(196)	273	(130)
Withdrawals, surrenders, annuitizations and contract charges	(917)	(1,644)	(10)	(225)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(2,968)	(2,810)	(321)	(288)

Net increase/decrease from Contract Owner Transactions	4,095	4,251	687	1,307

Total increase (decrease) in net assets	32,010	(472)	2,343	1,776

Net assets at beginning of year	91,919	92,391	10,853	9,077

Net assets at end of year	$123,929	$91,919	$13,196	$10,853

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T20 Sub-Account		F56 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,196	$1,288	$241	$286
Net realized gains (losses)	(665)	(27,457)	588	923
Net change in unrealized appreciation (depreciation)	11,222	36,060	1,701	140

Increase (decrease) in net assets from operations	12,753	9,891	2,530	1,349

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,982	10,723	1,421	—
Transfers between Sub-Accounts (including the Fixed Account), net	(26)	(197,097)	(490)	108
Withdrawals, surrenders, annuitizations and contract charges	(694)	(3,065)	(397)	(364)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(3,298)	(4,174)	(274)	(276)

Net increase/decrease from Contract Owner Transactions	4,964	(193,613)	260	(532)

Total increase (decrease) in net assets	17,717	(183,722)	2,790	817

Net assets at beginning of year	74,041	257,763	14,071	13,254

Net assets at end of year	$91,758	$74,041	$16,861	$14,071

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F54 Sub-Account		F53 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$221	$179	$138	$137
Net realized gains (losses)	506	820	1,854	2,652
Net change in unrealized appreciation (depreciation)	50	341	1,024	1,985

Increase (decrease) in net assets from operations	777	1,340	3,016	4,774

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	1,480	1,025	1,056
Transfers between Sub-Accounts (including the Fixed Account), net	197	(100)	3,846	7,330
Withdrawals, surrenders, annuitizations and contract charges	(15)	(247)	(19)	(48)
Mortality and expense risk charges	—	—	(35)	(18)
Cost of insurance and administrative expense charges	(407)	(368)	(1,062)	(1,117)

Net increase/decrease from Contract Owner Transactions	(225)	765	3,755	7,203

Total increase (decrease) in net assets	552	2,105	6,771	11,977

Net assets at beginning of year	9,575	7,470	24,655	12,678

Net assets at end of year	$10,127	$9,575	$31,426	$24,655

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T28 Sub-Account		G32 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,094	$2,324	$—	$1
Net realized gains (losses)	(119)	(166)	4	—
Net change in unrealized appreciation (depreciation)	1,192	3,004	2	7

Increase (decrease) in net assets from operations	3,167	5,162	6	8

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	16	588	—	—
Withdrawals, surrenders, annuitizations and contract charges	(14)	(56)	—	(1)
Mortality and expense risk charges	(127)	(121)	—	—
Cost of insurance and administrative expense charges	(745)	(753)	(2)	(2)

Net increase/decrease from Contract Owner Transactions	(870)	(342)	(2)	(3)

Total increase (decrease) in net assets	2,297	4,820	4	5

Net assets at beginning of year	69,738	64,918	61	56

Net assets at end of year	$72,035	$69,738	$65	$61

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	G31 Sub-Account		IB1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$127	$99	$40	$25
Net realized gains (losses)	1,022	271	139	221
Net change in unrealized appreciation (depreciation)	747	390	176	165

Increase (decrease) in net assets from operations	1,896	760	355	411

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	413	460	158	253
Transfers between Sub-Accounts (including the Fixed Account), net	—	(38)	—	(1)
Withdrawals, surrenders, annuitizations and contract charges	(129)	(146)	(59)	(77)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(219)	(219)	(101)	(94)

Net increase/decrease from Contract Owner Transactions	65	57	(2)	81

Total increase (decrease) in net assets	1,961	817	353	492

Net assets at beginning of year	7,821	7,004	2,441	1,949

Net assets at end of year	$9,782	$7,821	$2,794	$2,441

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A21 Sub-Account		MB0 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$5,750	$4,780	$—	$—
Net realized gains (losses)	4,684	1,034	2,426	925
Net change in unrealized appreciation (depreciation)	68,423	(11,789)	1,015	2,250

Increase (decrease) in net assets from operations	78,857	(5,975)	3,441	3,175

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	15,873	14,981	1,025	2,440
Transfers between Sub-Accounts (including the Fixed Account), net	(2,303)	171,449	(282)	(1,355)
Withdrawals, surrenders, annuitizations and contract charges	(11,050)	(5,819)	(7)	(193)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(27,924)	(7,444)	(415)	(345)

Net increase/decrease from Contract Owner Transactions	(25,404)	173,167	321	547

Total increase (decrease) in net assets	53,453	167,192	3,762	3,722

Net assets at beginning of year	349,796	182,604	17,839	14,117

Net assets at end of year	$403,249	$349,796	$21,601	$17,839

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB1 Sub-Account		MB5 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$326	$193	$—	$—
Net realized gains (losses)	116	(2)	1,353	1,999
Net change in unrealized appreciation (depreciation)	3,665	(213)	8,662	(2,478)

Increase (decrease) in net assets from operations	4,107	(22)	10,015	(479)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,235	2,976	1,818	3,752
Transfers between Sub-Accounts (including the Fixed Account), net	(88)	633	(949)	(2,086)
Withdrawals, surrenders, annuitizations and contract charges	(16)	(286)	(34)	(273)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(482)	(409)	(591)	(470)

Net increase/decrease from Contract Owner Transactions	649	2,914	244	923

Total increase (decrease) in net assets	4,756	2,892	10,259	444

Net assets at beginning of year	16,284	13,392	24,913	24,469

Net assets at end of year	$21,040	$16,284	$35,172	$24,913

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA9 Sub-Account		MD8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$398	$434	$265	$9
Net realized gains (losses)	1,533	271	—	—
Net change in unrealized appreciation (depreciation)	1,753	1,506	—	—

Increase (decrease) in net assets from operations	3,684	2,211	265	9

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,305	3,272	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(173)	(498)	(98)	6,752
Withdrawals, surrenders, annuitizations and contract charges	(31)	(307)	(4)	(3,336)
Mortality and expense risk charges	—	—	(184)	(203)
Cost of insurance and administrative expense charges	(581)	(478)	(13,846)	(13,331)

Net increase/decrease from Contract Owner Transactions	520	1,989	(14,132)	(10,118)

Total increase (decrease) in net assets	4,204	4,200	(13,867)	(10,109)

Net assets at beginning of year	24,268	20,068	99,587	109,696

Net assets at end of year	$28,472	$24,268	$85,720	$99,587

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M35 Sub-Account		M31 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$413	$466	$219	$76
Net realized gains (losses)	544	584	11,215	10,335
Net change in unrealized appreciation (depreciation)	1,190	409	43,365	(4,237)

Increase (decrease) in net assets from operations	2,147	1,459	54,799	6,174

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	8,143	8,143
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,808)	168,463
Withdrawals, surrenders, annuitizations and contract charges	(32)	(140)	(6,100)	(2,282)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(128)	(100)	(14,165)	(842)

Net increase/decrease from Contract Owner Transactions	(160)	(240)	(13,930)	173,482

Total increase (decrease) in net assets	1,987	1,219	40,869	179,656

Net assets at beginning of year	17,929	16,710	179,656	—

Net assets at end of year	$19,916	$17,929	$220,525	$179,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF1 Sub-Account		M05 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$66	$—	$—	$—
Net realized gains (losses)	4,216	4,778	92	108
Net change in unrealized appreciation (depreciation)	8,340	(2,552)	1,338	289

Increase (decrease) in net assets from operations	12,622	2,226	1,430	397

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,224	2,855	633	747
Transfers between Sub-Accounts (including the Fixed Account), net	—	(44)	—	1
Withdrawals, surrenders, annuitizations and contract charges	(381)	(963)	(148)	(177)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(3,300)	(2,934)	(167)	(178)

Net increase/decrease from Contract Owner Transactions	(457)	(1,086)	318	393

Total increase (decrease) in net assets	12,165	1,140	1,748	790

Net assets at beginning of year	46,016	44,876	5,421	4,631

Net assets at end of year	$58,181	$46,016	$7,169	$5,421

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M06 Sub-Account		M33 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$5,808	$5,533	$335	$204
Net realized gains (losses)	(25)	(154)	1,818	2,976
Net change in unrealized appreciation (depreciation)	1,593	950	2,866	(1,100)

Increase (decrease) in net assets from operations	7,376	6,329	5,019	2,080

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,783	7,338	1,340	3,188
Transfers between Sub-Accounts (including the Fixed Account), net	10,870	(4,867)	(215)	(1,301)
Withdrawals, surrenders, annuitizations and contract charges	(915)	(1,876)	(48)	(6,352)
Mortality and expense risk charges	(170)	(161)	—	—
Cost of insurance and administrative expense charges	(3,214)	(3,085)	(521)	(656)

Net increase/decrease from Contract Owner Transactions	10,354	(2,651)	556	(5,121)

Total increase (decrease) in net assets	17,730	3,678	5,575	(3,041)

Net assets at beginning of year	158,878	155,200	21,066	24,107

Net assets at end of year	$176,608	$158,878	$26,641	$21,066

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M44 Sub-Account		M40 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$319	$239	$129	$101
Net realized gains (losses)	(36)	60	(6)	52
Net change in unrealized appreciation (depreciation)	671	309	283	132

Increase (decrease) in net assets from operations	954	608	406	285

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	587	582	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	5	—	—
Withdrawals, surrenders, annuitizations and contract charges	(47)	(165)	(5)	(21)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(116)	(118)	(21)	(16)

Net increase/decrease from Contract Owner Transactions	424	304	(26)	(37)

Total increase (decrease) in net assets	1,378	912	380	248

Net assets at beginning of year	6,217	5,305	2,811	2,563

Net assets at end of year	$7,595	$6,217	$3,191	$2,811

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M83 Sub-Account		M08 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,329	$1,299	$1,749	$1,437
Net realized gains (losses)	2,739	3,390	4,029	5,938
Net change in unrealized appreciation (depreciation)	6,919	10,566	10,225	2,033

Increase (decrease) in net assets from operations	10,987	15,255	16,003	9,408

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,585	3,704	1,282	3,101
Transfers between Sub-Accounts (including the Fixed Account), net	435	(136,644)	9,048	20,650
Withdrawals, surrenders, annuitizations and contract charges	(963)	(5,176)	(27)	(359)
Mortality and expense risk charges	—	—	(153)	(104)
Cost of insurance and administrative expense charges	(2,708)	(4,613)	(3,794)	(3,969)

Net increase/decrease from Contract Owner Transactions	1,349	(142,729)	6,356	19,319

Total increase (decrease) in net assets	12,336	(127,474)	22,359	28,727

Net assets at beginning of year	61,329	188,803	89,980	61,253

Net assets at end of year	$73,665	$61,329	$112,339	$89,980

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB6 Sub-Account		MA1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$46	$36	$46	$7
Net realized gains (losses)	121	314	288	88
Net change in unrealized appreciation (depreciation)	392	(147)	1,330	34

Increase (decrease) in net assets from operations	559	203	1,664	129

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	158	167	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(110)	5,792
Withdrawals, surrenders, annuitizations and contract charges	(19)	(27)	—	(2,747)
Mortality and expense risk charges	—	—	(7)	(4)
Cost of insurance and administrative expense charges	(78)	(72)	(1,023)	(934)

Net increase/decrease from Contract Owner Transactions	61	68	(1,140)	2,107

Total increase (decrease) in net assets	620	271	524	2,236

Net assets at beginning of year	2,635	2,364	4,856	2,620

Net assets at end of year	$3,255	$2,635	$5,380	$4,856

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M96 Sub-Account		MA6 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$4,405	$3,697	$7,961	$7,384
Net realized gains (losses)	(279)	(346)	183	272
Net change in unrealized appreciation (depreciation)	(1,041)	(1,842)	(296)	7,848

Increase (decrease) in net assets from operations	3,085	1,509	7,848	15,504

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,630	8,785	5,377	4,848
Transfers between Sub-Accounts (including the Fixed Account), net	4	(2,510)	431	(26,815)
Withdrawals, surrenders, annuitizations and contract charges	(3,465)	(3,147)	(2,441)	(2,122)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(5,174)	(2,092)	(6,691)	(3,467)

Net increase/decrease from Contract Owner Transactions	(5)	1,036	(3,324)	(27,556)

Total increase (decrease) in net assets	3,080	2,545	4,524	(12,052)

Net assets at beginning of year	139,953	137,408	117,831	129,883

Net assets at end of year	$143,033	$139,953	$122,355	$117,831

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M97 Sub-Account		MD5 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,121	$780	$268	$169
Net realized gains (losses)	2,917	3,373	709	1,026
Net change in unrealized appreciation (depreciation)	18,257	(4,084)	5,454	(814)

Increase (decrease) in net assets from operations	22,295	69	6,431	381

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,257	3,257	1,491	3,307
Transfers between Sub-Accounts (including the Fixed Account), net	(815)	68,016	(327)	191
Withdrawals, surrenders, annuitizations and contract charges	(2,421)	(886)	(21)	(352)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(5,794)	(327)	(496)	(436)

Net increase/decrease from Contract Owner Transactions	(5,773)	70,060	647	2,710

Total increase (decrease) in net assets	16,522	70,129	7,078	3,091

Net assets at beginning of year	70,129	—	18,873	15,782

Net assets at end of year	$86,651	$70,129	$25,951	$18,873

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	ME3 Sub-Account		MB8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$12	$6	$273	$221
Net realized gains (losses)	9	2	3,501	(5,328)
Net change in unrealized appreciation (depreciation)	156	(11)	617	9,755

Increase (decrease) in net assets from operations	177	(3)	4,391	4,648

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	213	1,182	1,212
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1)	(248)	(6,799)
Withdrawals, surrenders, annuitizations and contract charges	(15)	(14)	(192)	(9,017)
Mortality and expense risk charges	—	—	(32)	(19)
Cost of insurance and administrative expense charges	(41)	(38)	(3,420)	(4,345)

Net increase/decrease from Contract Owner Transactions	(56)	160	(2,710)	(18,968)

Total increase (decrease) in net assets	121	157	1,681	(14,320)

Net assets at beginning of year	655	498	31,243	45,563

Net assets at end of year	$776	$655	$32,924	$31,243

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF6 Sub-Account		MF8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,027	$1,087	$12,881	$17,382
Net realized gains (losses)	3,382	1,493	37,525	42,918
Net change in unrealized appreciation (depreciation)	552	568	72,762	(16,941)

Increase (decrease) in net assets from operations	5,961	3,148	123,168	43,359

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,663	3,720	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	398	3,232	—	—
Withdrawals, surrenders, annuitizations and contract charges	(484)	(2,742)	(17,579)	1
Mortality and expense risk charges	(7)	(1)	(1,363)	(1,253)
Cost of insurance and administrative expense charges	(1,862)	(1,957)	(18,137)	(17,796)

Net increase/decrease from Contract Owner Transactions	1,708	2,252	(37,079)	(19,048)

Total increase (decrease) in net assets	7,669	5,400	86,089	24,311

Net assets at beginning of year	44,316	38,916	641,457	617,146

Net assets at end of year	$51,985	$44,316	$727,546	$641,457

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG0 Sub-Account		MF2 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$—	$—	$3,495	$2,072
Net realized gains (losses)	(11)	(177)	(24)	(57)
Net change in unrealized appreciation (depreciation)	5,279	1,682	107	246

Increase (decrease) in net assets from operations	5,268	1,505	3,578	2,261

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,132	—	56,832	9,521
Transfers between Sub-Accounts (including the Fixed Account), net	5,793	(980)	25,437	26,877
Withdrawals, surrenders, annuitizations and contract charges	(590)	(524)	(1,137)	(1,815)
Mortality and expense risk charges	(86)	(80)	(198)	(70)
Cost of insurance and administrative expense charges	(877)	(873)	(8,934)	(7,142)

Net increase/decrease from Contract Owner Transactions	6,372	(2,457)	72,000	27,371

Total increase (decrease) in net assets	11,640	(952)	75,578	29,632

Net assets at beginning of year	58,306	59,258	163,704	134,072

Net assets at end of year	$69,946	$58,306	$239,282	$163,704

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG3 Sub-Account		MG5 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$693	$316	$5,211	$6,739
Net realized gains (losses)	1,501	2,224	9,537	11,536
Net change in unrealized appreciation (depreciation)	4,974	2,577	21,446	(1,767)

Increase (decrease) in net assets from operations	7,168	5,117	36,194	16,508

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	601	221	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	10,942	21,305	—	—
Withdrawals, surrenders, annuitizations and contract charges	(174)	(193)	(4,147)	(89,326)
Mortality and expense risk charges	(95)	(53)	(485)	(567)
Cost of insurance and administrative expense charges	(3,130)	(3,369)	(5,833)	(9,041)

Net increase/decrease from Contract Owner Transactions	8,144	17,911	(10,465)	(98,934)

Total increase (decrease) in net assets	15,312	23,028	25,729	(82,426)

Net assets at beginning of year	47,819	24,791	239,147	321,573

Net assets at end of year	$63,131	$47,819	$264,876	$239,147

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	ME0 Sub-Account		V43 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$884	$698	$—	$—
Net realized gains (losses)	7,251	6,180	(75)	30
Net change in unrealized appreciation (depreciation)	5,023	11,128	1,034	(244)

Increase (decrease) in net assets from operations	13,158	18,006	959	(214)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,542	3,257	284	—
Transfers between Sub-Accounts (including the Fixed Account), net	(740)	19,835	(97)	140
Withdrawals, surrenders, annuitizations and contract charges	(2,721)	(1,310)	(81)	(68)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(6,623)	(511)	(56)	(52)

Net increase/decrease from Contract Owner Transactions	(6,542)	21,271	50	20

Total increase (decrease) in net assets	6,616	39,277	1,009	(194)

Net assets at beginning of year	89,715	50,438	2,399	2,593

Net assets at end of year	$96,331	$89,715	$3,408	$2,399

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	O01 Sub-Account		O20 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$21	$56	$214	$174
Net realized gains (losses)	843	2,686	101	1,789
Net change in unrealized appreciation (depreciation)	1,232	(3,023)	8,648	(2,043)

Increase (decrease) in net assets from operations	2,096	(281)	8,963	(80)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	354	375	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(11)	1,312	(1,145)
Withdrawals, surrenders, annuitizations and contract charges	(103)	(6,351)	1	—
Mortality and expense risk charges	—	—	(59)	(45)
Cost of insurance and administrative expense charges	(214)	(413)	(319)	(265)

Net increase/decrease from Contract Owner Transactions	37	(6,400)	935	(1,455)

Total increase (decrease) in net assets	2,133	(6,681)	9,898	(1,535)

Net assets at beginning of year	7,773	14,454	23,560	25,095

Net assets at end of year	$9,906	$7,773	$33,458	$23,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,477	$246	$7,171	$6,879
Net realized gains (losses)	(454)	(230)	(324)	(622)
Net change in unrealized appreciation (depreciation)	(1,573)	3,117	6,298	9,729

Increase (decrease) in net assets from operations	450	3,133	13,145	15,986

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	4,640	5,451
Transfers between Sub-Accounts (including the Fixed Account), net	(1,075)	6,695	(1,911)	(343)
Withdrawals, surrenders, annuitizations and contract charges	—	(1,008)	(613)	(2,723)
Mortality and expense risk charges	(41)	(42)	(88)	(85)
Cost of insurance and administrative expense charges	(539)	(586)	(3,769)	(3,656)

Net increase/decrease from Contract Owner Transactions	(1,655)	5,059	(1,741)	(1,356)

Total increase (decrease) in net assets	(1,205)	8,192	11,404	14,630

Net assets at beginning of year	24,107	15,915	135,625	120,995

Net assets at end of year	$22,902	$24,107	$147,029	$135,625

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	PK9 Sub-Account		P06 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$477	$460	$455	$402
Net realized gains (losses)	(36)	(136)	(100)	(160)
Net change in unrealized appreciation (depreciation)	2,323	420	321	544

Increase (decrease) in net assets from operations	2,764	744	676	786

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,425	1,549	3,282	4,521
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1)	1	2
Withdrawals, surrenders, annuitizations and contract charges	(121)	(510)	(225)	(1,698)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(391)	(334)	(1,445)	(1,557)

Net increase/decrease from Contract Owner Transactions	913	704	1,613	1,268

Total increase (decrease) in net assets	3,677	1,448	2,289	2,054

Net assets at beginning of year	19,046	17,598	16,842	14,788

Net assets at end of year	$22,723	$19,046	$19,131	$16,842

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P07 Sub-Account		307 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$4,402	$4,166	$—	$—
Net realized gains (losses)	(66)	(188)	3,120	51,408
Net change in unrealized appreciation (depreciation)	6,175	950	38,196	(61,300)

Increase (decrease) in net assets from operations	10,511	4,928	41,316	(9,892)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	11,866	12,381	5,144	5,097
Transfers between Sub-Accounts (including the Fixed Account), net	100	25,070	13	(188,514)
Withdrawals, surrenders, annuitizations and contract charges	(5,639)	(4,045)	(904)	(5,137)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(13,015)	(3,867)	(4,259)	(6,835)

Net increase/decrease from Contract Owner Transactions	(6,688)	29,539	(6)	(195,389)

Total increase (decrease) in net assets	3,823	34,467	41,310	(205,281)

Net assets at beginning of year	214,403	179,936	114,721	320,002

Net assets at end of year	$218,226	$214,403	$156,031	$114,721

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”). The Variable Account was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Executive VUL, Prime VUL, Prime Survivorship, Protector VUL, and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
D37	Delaware VIP Smid Cap Growth Series Standard Class	April 28, 2017
V43	Morgan Stanley UIF Mid Cap Growth Portfolio Class II	May 1, 2017

There were no Sub-Accounts held by the contract owners of the Variable Account that closed or were part of a fund merger during the current year.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C60	April 29, 2016
M44, M40, M08	August 11, 2014
M07 , M35	August 16, 2013

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
M97	2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2017. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfer between Sub-Accounts (including the Fixed Account), net line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2017 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2017, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2017. There were no transfers between levels during the year ended December 31, 2017.

4. RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2017, the maximum deduction is at an effective annual rate of 0.60% . For Sun Protector VUL, as of December 31, 2017, the maximum deduction is an effective annual rate of 0.75% . These charges are reflected in the Statement of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2017, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statement of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES (CONTINUED)

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy,.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
A71	$32,310	$16,322
A54	968	1,712
302	2,137	1,684
B18	11,510	4,042
C60	999	966
D37	2,360	1,402
D55	1,557	681
S61	1,125	305
D18	8,799	3,203
FD7	8,965	9,882
F24	2,252	1,118
F29	10,993	3,754
F21	304	63
F26	5,251	9,755
FM7	12,314	5,260
F41	4,445	5,841
FM8	1,043	319
F23	8,600	2,885
FE3	1,635	308
T20	10,544	3,384
F56	2,701	2,200
F54	957	560
F53	6,878	1,096
T28	2,109	884
G32	4	2
G31	1,433	250
IB1	310	161
A21	22,192	41,846
MB0	3,276	699
MB1	1,815	840
MB5	3,004	1,816
MA9	3,389	1,143

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD8	$265	$14,132
M35	944	160
M31	16,660	22,073
MF1	6,465	3,681
M05	716	282
M06	19,536	3,375
M33	3,309	774
M44	906	163
M40	129	26
M83	9,048	3,650
M08	18,161	6,004
MB6	268	97
MA1	46	1,140
M96	13,004	8,604
MA6	14,022	9,385
M97	6,338	9,030
MD5	2,685	1,202
ME3	12	56
MB8	5,025	4,212
MF6	8,500	1,887
MF8	48,964	37,079
MG0	7,759	1,387
MF2	85,195	9,700
MG3	14,203	3,682
MG5	14,729	10,464
ME0	13,406	10,507
V43	400	350
O01	1,091	220
O20	1,525	376
P10	2,477	1,655
PK8	11,451	6,022
PK9	1,902	512
P06	3,738	1,670
P07	16,199	18,485
307	5,916	4,149

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	551	804	(253)
A54	3	63	(60)
302	—	68	(68)
B18	512	231	281
C60	692	684	8
D37	4	32	(28)
D55	25	28	(3)
S61	28	12	16
D18	306	232	74
FD7	62	423	(361)
F24	—	51	(51)
F29	267	252	15
F21	9	3	6
F26	574	827	(253)
FM7	580	468	112
F41	158	365	(207)
FM8	140	87	53
F23	558	352	206
FE3	124	79	45
T20	377	201	176
F56	335	329	6
F54	28	43	(15)
F53	299	123	176
T28	1	54	(53)
G31	17	14	3
IB1	6	5	1
A21	746	1,720	(974)
MB0	132	118	14
MB1	335	255	80
MB5	328	305	23
MA9	234	204	30
MD8	—	1,413	(1,413)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	—	12	(12)
M31	367	1,066	(699)
MF1	175	187	(12)
M05	35	19	16
M06	2,247	1,312	935
M33	217	185	32
M44	56	15	41
M40	—	2	(2)
M83	512	439	73
M08	1,003	528	475
MB6	7	4	3
MA1	—	82	(82)
M96	490	491	(1)
MA6	378	497	(119)
M97	145	424	(279)
MD5	192	148	44
ME3	—	5	(5)
MB8	110	228	(118)
MF6	166	150	16
MF8	—	1,634	(1,634)
MG0	1,127	643	484
MF2	8,017	1,865	6,152
MG3	608	261	347
MG5	—	518	(518)
ME0	210	453	(243)
V43	67	64	3
O01	15	13	2
O20	77	22	55
P10	—	287	(287)
PK8	166	297	(131)
PK9	121	42	79
P06	172	87	85
P07	634	951	(317)
307	—	(4)	4

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	6,816	636	6,180
A54	13	80	(67)
302	—	49	(49)
B18	1,035	333	702
C60	1,668	35	1,633
C62	204	1,499	(1,295)
D37	14	50	(36)
D55	80	86	(6)
S61	43	36	7
D18	601	549	52
FD7	237	620	(383)
F24	—	56	(56)
F29	357	397	(40)
F21	3	4	(1)
F26	2,580	1,785	795
FM7	1,186	1,080	106
F41	1,081	718	363
FM8	210	1,356	(1,146)
F23	1,081	818	263
FE3	177	88	89
T20	1,998	9,768	(7,770)
F56	44	62	(18)
F54	106	44	62
F53	526	150	376
T28	36	58	(22)
G31	47	44	3
IB1	16	12	4
A21	8,171	734	7,437
MB0	204	168	36
MB1	559	217	342
MB5	371	309	62
MA9	344	202	142
MD8	675	1,686	(1,011)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	—	20	(20)
M31	10,887	266	10,621
MF1	2,963	3,025	(62)
M05	136	111	25
M06	749	1,015	(266)
M33	291	603	(312)
M44	182	151	31
M40	—	4	(4)
M83	2,941	11,706	(8,765)
M08	2,311	639	1,672
MB6	8	4	4
MA1	475	302	173
M96	612	553	59
MA6	351	1,478	(1,127)
M97	4,181	100	4,081
MD5	290	127	163
ME3	45	27	18
MB8	862	1,506	(644)
MF6	511	393	118
MF8	—	940	(940)
MG0	36	224	(188)
MF2	4,198	1,837	2,361
MG3	1,063	213	850
MG5	—	5,366	(5,366)
ME0	1,322	310	1,012
V43	12	10	2
O01	38	333	(295)
O20	—	83	(83)
P10	1,299	317	982
PK8	335	411	(76)
PK9	517	451	66
P06	1,886	1,818	68
P07	2,320	841	1,479
307	473	7,416	(6,943)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,			For the years ended December 31,
		Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A71
	2017	9,138	$26.0292	$237,844	1.27%	18.60%
	2016	9,391	21.9478	206,110	1.03	11.07
	2015	3,211	19.7603	63,447	1.20	1.43
	2014	3,222	19.4824	62,767	1.10	9.29
	2013	3,306	17.8263	58,938	1.13	34.59

A54
	2017	1,303	30.5076	39,741	—	29.79
	2016	1,362	23.5053	32,016	—	0.97
	2015	1,429	23.2786	33,261	—	(1.56)
	2014	2,977	23.6485	70,396	—	8.01
	2013	3,112	21.8945	68,142	0.34	35.84

308
	2015	—	20.8912	—	0.33	(2.93)
	2014	3,117	21.5218	67,084	3.13	15.36
	2013	3,200	18.6562	59,694	2.01	33.00

304
	2015	—	22.2704	—	0.18	6.94
	2014	1,593	20.8258	33,170	1.24	2.31
	2013	1,444	20.3549	29,394	1.38	29.18

309
	2015	—	19.6907	—	0.39	(1.34)
	2014	2,062	19.9584	41,163	3.99	5.64
	2013	1,743	18.8928	32,938	3.66	22.53

306
	2015	—	19.5524	—	—	0.27
	2014	1,315	19.5004	25,646	0.15	2.12
	2013	1,091	19.0950	20,839	0.86	28.28

302
	2017	1,008	29.7514	30,002	1.42	22.38
	2016	1,076	24.3104	26,152	1.50	11.52
	2015	1,125	21.7990	24,524	0.67	1.45
	2014	4,171	21.4864	89,614	1.35	10.63
	2013	4,099	19.4211	79,601	1.44	33.50

305
	2015	—	16.0904	—	0.96	(7.30)
	2014	3,005	17.3571	52,157	6.45	0.63
	2013	2,512	17.2478	43,322	7.67	6.60

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
B18
2017	5,698	$18.7191	$106,664	1.32%	13.71%
2016	5,416	16.4625	89,162	1.38	3.80
2015	4,715	15.8591	74,770	0.77	(1.00)
2014	12,313	16.0194	197,252	2.40	1.93
2013	12,972	15.7157	203,871	1.19	14.42

C60
2017	1,641	13.4865	22,134	—	27.84
2016	1,633	10.5496	17,229	—	5.50

C62
2016	—	11.6050	—	—	(6.46)
2015	1,295	12.4062	16,067	—	1.26
2014	1,115	12.2519	13,662	—	8.82
2013	950	11.2586	10,701	0.27	42.00

D37
2017	729	47.5879	34,709	0.30	18.65
2016	758	40.1092	30,405	0.23	8.29
2015	794	37.0374	29,404	0.38	7.54
2014	826	34.4409	28,462	0.07	3.15
2013	854	33.3896	28,509	0.02	41.32

D55
2017	525	24.2170 to 47.5035	24,927	0.69	14.03
2016	528	41.6580	21,983	0.82	20.71
2015	534	34.5119	18,413	0.85	(4.85)
2014	732	36.2728	26,547	0.71	4.47
2013	759	34.7192	26,347	1.43	38.31

S61
2017	306	35.5848	10,906	0.70	10.52
2016	291	32.1967	9,360	0.58	16.89
2015	283	27.5450	7,799	0.23	(1.91)
2014	1,682	28.0815	47,241	0.81	5.53
2013	1,774	26.6110	47,207	1.15	35.24

D18
2017	3,869	35.0494	135,621	1.03	15.38
2016	3,796	30.3783	115,302	1.03	15.47
2015	3,743	26.3087	98,485	0.60	(2.29)
2014	3,782	26.9245	101,842	0.99	12.09
2013	3,912	24.0203	93,976	1.37	34.99

FD7
2017	8,155	26.0900	212,755	1.29	16.12
2016	8,516	22.4690	191,340	1.19	6.98
2015	8,899	21.0032	186,903	1.07	0.36
2014	12,360	20.9278	258,668	1.46	10.02
2013	11,237	19.0220	213,746	1.56	19.28

F24
2017	1,568	25.3133	39,690	0.78	21.59
2016	1,619	20.8192	33,708	0.63	7.73
2015	1,675	14.7904	32,367	0.22	0.42
2014	8,236	19.2454	158,510	0.80	11.65
2013	7,888	17.2366	135,972	0.96	30.95

F29
2017	3,101	38.2035	118,469	0.92	21.76
2016	3,086	31.3756	96,836	0.74	7.91
2015	3,126	29.0752	90,887	0.95	0.56
2014	3,104	28.9139	89,754	0.66	11.82
2013	6,044	25.8584	156,300	0.81	31.14

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
F21
2017	81	$24.4658	$1,982	0.12	35.00%
2016	75	18.1226	1,366	—	0.71
2015	76	17.9942	1,365	0.04	7.05
2014	3,163	16.8088	53,173	0.09	11.19
2013	3,355	15.1174	50,720	0.20	36.20

F26
2017	4,567	21.4155 to 26.6420	104,343	1.58	21.41
2016	4,820	17.6396 to 21.9446	91,728	1.71	11.58
2015	4,024	15.8087 to 19.6669	67,165	0.40	1.08
2014	71,477	15.6394 to 19.4563	1,380,399	1.63	13.29
2013	62,425	13.8050 to 17.1742	1,064,230	1.89	31.91

FM7
2017	7,963	27.5176	219,122	1.75	21.59
2016	7,851	22.6318	177,677	1.46	11.75
2015	7,745	20.2527	156,852	1.89	1.24
2014	8,036	20.0055	160,773	1.59	13.46
2013	8,185	17.6328	144,332	1.86	32.11

F41
2017	3,094	20.5498 to 25.9150	72,848	0.49	20.54
2016	3,302	17.0487 to 21.4998	64,979	0.37	11.92
2015	2,939	15.2325 to 19.2095	51,400	0.06	(1.63)
2014	15,613	15.4847 to 19.5275	300,177	0.02	6.03
2013	14,893	14.6038 to 18.4166	270,281	0.31	35.87

FM8
2017	918	12.5181	11,493	0.58	0.58
2016	865	12.4466	10,769	0.10	0.11
2015	2,012	12.4335	25,118	0.01	0.01
2014	4,087	12.4324	50,911	0.01	0.01
2013	4,196	12.4312	52,266	0.01	0.01

F23
2017	5,873	21.1014	123,929	1.39	30.10
2016	5,667	16.2191	91,919	1.44	(5.12)
2015	5,405	17.0946	92,391	1.16	3.49
2014	7,975	16.5180	131,728	0.94	(8.16)
2013	15,416	17.9856	277,274	1.40	30.38

FE3
2017	789	16.7301 to 19.5657	13,196	1.11	14.57
2016	743	14.6019	10,853	0.60	5.17
2015	654	13.8841 to 16.2374	9,077	0.04	1.84
2014	11,326	13.6330 to 15.9437	179,293	3.01	(1.23)
2013	10,332	13.8022 to 16.1415	165,738	2.16	13.25

T20
2017	3,021	30.3730	91,758	2.60	16.69
2016	2,845	26.0283	74,041	1.03	7.18
2015	10,614	24.2858	257,763	3.22	(6.49)
2014	11,537	25.9718	299,633	1.93	(11.13)
2013	10,530	29.2248	307,749	1.31	22.97

F56
2017	540	21.0714 to 31.2415	16,861	1.59	18.50
2016	534	26.3642	14,071	2.11	9.62
2015	551	24.0506	13,254	2.58	(6.49)
2014	486	25.7188	12,512	1.38	(2.81)
2013	450	26.4637	11,906	2.74	30.82

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
F59
2015	—	$13.4991 to $15.9616	$—	4.56%	(7.05%)
2014	6,026	17.1730	103,479	4.83	4.62
2013	5,464	16.4152	89,696	7.16	13.94

F54
2017	635	15.9487 to 19.6770	10,127	2.26	8.35
2016	650	14.7200 to 18.1610	9,575	2.11	16.06
2015	589	12.6833 to 15.6483	7,470	3.61	(4.94)
2014	944	13.3419 to 16.4608	13,924	2.00	7.12
2013	837	12.4548 to 15.3664	11,554	2.26	28.26

F53
2017	1,337	22.3712 to 24.2106	31,426	0.50	10.65
2016	1,161	20.2177 to 21.8801	24,655	0.80	30.19
2015	786	15.5298 to 16.8067	12,678	0.74	(7.39)
2014	2,122	16.7684 to 18.1471	38,025	0.55	0.57
2013	2,767	16.6731 to 18.0440	49,515	1.30	36.24

T28
2017	4,356	16.2576 to 16.5708	72,035	2.93	4.56
2016	4,409	15.5488 to 15.8484	69,738	3.44	7.94
2015	4,431	14.4052 to 14.6827	64,918	7.56	(3.87)
2014	13,162	14.9849 to 15.2736	200,894	5.87	1.86
2013	12,231	14.7111 to 14.9946	183,256	5.87	3.32

G32
2017	2	32.7096	65	—	11.07
2016	2	29.4499	61	1.77	13.53
2015	2	25.9401	56	—	(9.24)
2014	2	28.5815	64	1.04	13.57
2013	2	25.1664	56	0.87	32.89

G31
2017	361	27.0932	9,782	1.44	24.07
2016	358	21.8376	7,821	1.37	10.73
2015	355	19.7211	7,004	0.35	(0.20)
2014	4,610	19.7598	91,096	1.43	16.37
2013	4,810	16.9808	81,684	1.17	37.52

V13
2015	—	—	—	—	(6.19)
2014	1	19.3919	18	0.52	9.10
2013	13	17.7743	231	2.52	35.65

IB1
2017	87	31.9713	2,794	1.53	14.32
2016	87	27.9669	2,441	1.17	19.69
2015	83	23.3652	1,949	2.97	(3.06)
2014	84	24.1033	2,022	1.83	10.28
2013	85	21.8565	1,862	1.47	34.08

A21
2017	14,527	13.3826 to 27.8159	403,249	1.49	23.00
2016	15,501	10.8800 to 22.6142	349,796	1.63	(0.45)
2015	8,064	22.7168	182,604	1.44	(2.34)
2014	9,121	11.1915 to 23.2618	211,730	2.04	0.33
2013	2,352	11.1545 to 23.1849	53,958	0.42	19.01

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3],[4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MB0
2017	843	$25.6187	$21,601	—%	19.02%
2016	829	21.5250	17,839	—	0.21
2015	793	17.7804	14,117	—	(6.58)
2014	692	19.0329	13,174	—	12.42
2013	585	16.9304	9,909	—	39.20

MB1
2017	1,998	10.5284	21,040	1.68	24.05
2016	1,919	8.4873	16,284	1.25	(0.05)
2015	1,577	8.4917	13,392	1.77	(3.94)
2014	1,311	8.8401	11,590	2.36	(7.06)
2013	1,033	9.5114	9,828	2.20	16.32

MB5
2017	1,516	23.2030	35,172	—	38.97
2016	1,493	16.6958	24,913	—	(2.32)
2015	1,431	17.0928	24,469	0.03	7.70
2014	1,262	15.8702	20,032	0.04	10.21
2013	1,079	14.3997	15,532	0.58	36.15

MA9
2017	1,536	18.5401	28,472	1.53	14.99
2016	1,506	16.1227	24,268	2.04	9.64
2015	1,364	14.7052	20,068	1.43	(0.66)
2014	1,198	14.8025	17,731	1.20	9.68
2013	1,036	13.4958	13,985	2.66	34.22

MD8
2017	8,546	10.0305	85,720	0.29	0.30
2016	9,958	10.0009	99,587	0.87	0.87
2015	10,969	10.0000	109,696	—	(0.74)
2014	75,757	10.0000	757,575	—	—
2013	80,301	10.0000	803,014	—	—

GGC
2013	—	—	—	2.25	4.67

M35
2017	1,410	14.1206	19,916	2.18	12.02
2016	1,422	12.6049	17,929	2.69	8.82
2015	1,443	11.5838	16,710	2.59	(0.58)
2014	2,233	11.6513	26,018	1.70	8.24
2013	2,194	10.7647	23,620	1.57	7.65

M31
2017	9,921	21.8754 to 22.2269	220,525	0.11	31.40
2016	10,621	16.6226 to 16.6474	179,656	0.06	2.44
2015	—	16.2504 to 16.5116	—	0.16	7.56
2014	3,021	15.1084	45,650	0.10	8.94
2013	2,593	13.8679	35,956	0.23	36.85

MF1
2017	2,670	21.3185 to 21.7930	58,181	0.12	27.00
2016	2,682	17.1604	46,016	—	4.91
2015	2,743	16.0011 to 16.3572	44,876	—	4.61
2014	8,846	15.2956 to 15.6361	137,150	—	8.86
2013	8,759	14.0505 to 14.3632	124,834	—	37.72

M05
2017	380	18.4431 to 18.8535	7,169	—	26.65
2016	364	14.8857	5,421	—	9.05
2015	339	13.6502	4,631	—	(1.89)
2014	273	13.9125	3,795	—	(7.26)
2013	27	15.0012	409	—	41.52

M06
2017	15,502	11.3708 to 11.4131	176,608	3.41	4.46
2016	14,568	10.8761 to 10.8857	158,878	3.51	4.23
2015	14,834	10.4435 to 10.4824	155,200	3.94	(0.30)
2014	39,430	10.4752 to 10.5142	413,400	2.86	5.85
2013	31,878	9.8967 to 9.9335	315,792	1.12	(1.03)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M33
2017	1,309	$19.9504 to $20.3558	$26,641	1.38%	23.37%
2016	1,277	16.5001	21,066	0.01	0.09
2015	1,589	15.1745	24,107	0.68	0.80
2014	4,048	15.0534	60,933	0.83	10.20
2013	4,117	13.6598	56,233	0.34	32.28

M44
2017	674	11.2678	7,595	4.43	14.83
2016	634	9.8125	6,217	3.98	11.47
2015	603	8.8027	5,305	4.35	(14.52)
2014	568	10.2978	5,847	2.05	2.98

M40
2017	291	10.9563 to 11.0413	3,191	4.18	14.49
2016	294	9.5694	2,811	3.65	11.24
2015	298	8.6696 to 8.6029	2,563	4.92	(14.76)
2014	2,395	10.0922 to 10.1705	24,338	1.75	0.92

M83
2017	3,562	20.1338 to 20.6831	73,665	1.95	17.65
2016	3,489	17.5801	61,329	1.27	14.09
2015	12,253	15.4091	188,803	2.22	(0.74)
2014	17,555	15.5235	272,507	2.13	10.51
2013	8,132	14.0471	114,234	1.87	35.89

M08
2017	7,889	14.2319 to 14.2685	112,339	1.75	17.35
2016	7,414	12.0088 to 12.1280	89,980	1.99	13.78
2015	5,742	10.6596 to 10.6870	61,253	2.50	(0.93)
2014	14,267	10.7601 to 10.7878	153,559	1.29	7.60

MB6
2017	117	27.8724	3,255	1.55	20.76
2016	114	23.0803	2,635	1.45	8.45
2015	111	21.2828	2,364	1.65	1.13
2014	109	21.0458	2,292	1.71	12.57
2013	103	18.6960	1,930	2.07	36.40

MA0
2015	—	15.5235	—	3.79	(0.58)
2014	1,776	15.8329	28,122	3.60	5.59
2013	1,820	14.9942	27,294	4.04	(0.43)

MA1
2017	338	15.9327	5,380	0.87	37.66
2016	420	11.5737	4,856	0.28	9.04
2015	247	6.6336	2,620	0.83	(13.08)
2014	15,339	12.2117	187,318	0.40	(6.99)
2013	12,904	13.1288	169,408	1.41	(5.40)

M96
2017	7,438	19.2309	143,033	3.14	2.22
2016	7,439	18.8126	139,953	2.67	1.04
2015	7,380	18.6188	137,408	2.69	0.47
2014	7,488	18.5317	138,771	2.68	4.86
2013	1,660	17.6732	29,341	2.17	(2.59)

MD2
2015	—	12.5979	—	2.47	0.26
2014	1,337	12.5658	16,803	2.09	4.67
2013	1,092	12.0053	13,105	1.91	(2.90)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MA6
2017	4,327	$12.8107 to $28.3436	$122,355	6.56%	6.69%
2016	4,446	12.2110 to 26.5671	117,831	6.24	13.82
2015	5,573	10.5494 to 23.3406	129,883	6.93	(0.74)
2014	8,254	11.0140 to 24.3683	186,838	5.43	2.81
2013	8,167	10.7133 to 23.7031	181,964	2.41	6.42

M97
2017	3,801	22.7957	86,651	1.40	32.64
2016	4,080	17.1864	70,129	1.69	2.49

MD5
2017	1,165	22.2706	25,951	1.15	32.35
2016	1,122	16.8275	18,873	0.94	2.15
2015	958	16.4729	15,782	1.41	0.10
2014	817	16.4557	13,449	0.68	(5.19)
2013	649	17.3562	11,265	1.25	13.68

MD6
2014	—	—	—	—	(3.52)
2013	7,104	—	110,278	0.67	30.38

NWD
2014	—	—	—	—	(8.70)
2013	178	22.4420	3,996	—	41.44

ME3
2017	67	11.5030 to 15.5309	776	1.66	27.90
2016	73	8.9938 to 12.1429	655	1.20	(0.91)
2015	55	9.0766 to 12.2549	498	2.25	(2.20)
2014	338	9.2805 to 12.5301	4,107	1.54	(7.16)
2013	316	9.9960 to 13.4962	4,079	0.46	18.77

TRS
2013	—	—	—	2.52	10.77

MFJ
2013	—	—	—	3.63	10.63

UTS
2014	—	—	—	6.00	9.71
2013	167	28.9529	4,822	2.83	20.61

MFE
2014	—	—	—	5.38	9.51
2013	1,113	14.0490 to 17.6441	18,921	2.50	20.29

MVS
2014	—	—	—	2.46	1.35
2013	6,232	23.0843	143,862	2.86	35.86

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MV1
2014	—	$—	$—	2.66%	1.23% to 2.41%
2013	11,008	13.9449 to 16.5847	180,176	2.74	35.48

MB8
2017	1,024	27.3769 to 37.9137	32,924	0.86	14.97
2016	1,141	23.8130 to 32.9782	31,243	0.74	20.90
2015	1,785	19.6959 to 27.2764	45,563	0.75	(4.15)
2014	10,501	20.5494 to 28.4585	227,747	0.83	7.29
2013	12,127	19.1533 to 26.5251	258,877	1.60	45.71

MF4
2015	—	15.7218	—	3.09	(0.19)
2014	5,469	15.7512	86,137	1.33	4.61
2013	2,234	15.0567	33,641	2.77	9.84

MF6
2017	1,363	16.5079 to 41.4310	51,985	4.25	13.33
2016	1,347	36.5576	44,316	2.62	7.94
2015	1,229	12.5204 to 33.8690	38,916	4.55	(6.53) to 0.74
2014	8,564	13.3951 to 33.6186	157,536	2.24	15.62
2013	8,537	11.5855 to 29.0769	136,647	5.49	4.99

MF8
2017	28,812	25.2515	727,546	1.88	19.86
2016	30,446	21.0681	641,457	2.76	7.15
2015	31,386	19.6626	617,146	4.66	0.53
2014	36,169	19.5583	707,415	1.68	5.39
2013	36,740	18.5586	681,858	2.54	22.56

MG0
2017	4,992	14.0144	69,946	—	8.32
2016	4,508	12.9384	58,306	—	2.57
2015	4,695	12.6143	59,258	0.81	(5.04)
2014	3,786	13.2841	50,327	1.02	3.71
2013	3,072	12.8092	39,382	—	(5.07)

MF2
2017	20,129	11.8051 to 11.9647	239,282	1.63	1.73
2016	13,977	11.6044 to 11.7613	163,704	1.43	1.68
2015	11,615	11.4122 to 11.5664	134,072	1.34	0.48
2014	22,204	11.3580 to 11.5115	254,634	1.24	0.80
2013	28,110	11.2676 to 11.4198	319,087	0.15	0.71

MG3
2017	2,514	23.1483 to 25.4159	63,131	1.26	13.67
2016	2,168	20.3637 to 22.3585	47,819	0.95	15.98
2015	1,317	17.5584 to 19.2784	24,791	0.93	(2.33)
2014	5,345	17.9766 to 19.7376	99,599	0.91	10.36
2013	7,729	16.2884 to 17.8840	132,738	1.16	36.91

MG5
2017	12,034	22.0102	264,876	2.07	15.52
2016	12,552	19.0530	239,147	2.48	6.16
2015	17,918	17.9476	321,573	5.05	0.35
2014	156,638	17.8855	2,801,559	1.48	5.28
2013	114,763	16.9887	1,949,682	2.34	16.87

ME0
2017	3,307	29.1327	96,331	0.96	15.24
2016	3,549	25.2791	89,715	1.02	27.17
2015	2,537	19.8783	50,438	0.64	(2.66)
2014	2,771	20.4225	56,586	0.78	3.44
2013	405	19.7439	7,989	1.10	39.94

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
V43
2017	115	$29.7542	$3,408	—%	38.60%
2016	112	21.4682	2,399	—	(0.09)
2015	110	23.5506	2,593	—	(5.99)
2014	110	25.0509	2,765	—	1.84
2013	100	24.5980	2,462	0.25	37.48
O01
2017	362	27.3281	9,906	0.23	26.83
2016	361	21.5467	7,773	0.47	(2.20)
2015	656	22.0319	14,454	0.10	3.54
2014	676	21.2780	14,387	0.44	15.41
2013	689	18.4371	12,698	0.98	29.74
O20
2017	1,357	24.6638	33,458	0.73	36.32
2016	1,302	18.0928	23,560	0.76	(0.16)
2015	1,385	13.7997	25,095	1.26	3.67
2014	4,156	17.4793	72,635	0.85	2.06
2013	4,111	17.1271	70,411	1.12	26.99

P10
2017	3,807	6.0153	22,902	11.04	2.15
2016	4,094	5.8885	24,107	1.14	15.16
2015	3,112	5.1135	15,915	5.51	(25.70)
2014	18,046	6.8827	124,204	0.37	(18.42)
2013	12,232	8.4373	103,201	1.83	(14.70)

PK8
2017	5,043	18.1960 to 39.8142	147,029	5.07	9.89
2016	5,174	16.5579 to 36.2300	135,625	5.27	13.34
2015	5,250	14.6086 to 31.9646	120,995	5.20	(2.25)
2014	17,700	14.9442 to 32.6990	331,118	5.26	1.52
2013	18,067	14.7199 to 32.2082	367,941	5.00	(6.97)

PK9
2017	1,784	12.4683 to 12.7349	22,723	2.25	14.08
2016	1,706	11.1632	19,046	—	4.04
2015	1,640	10.5050 to 10.7297	17,598	0.63	(0.14)
2014	5,751	10.5200 to 10.7450	60,870	2.78	4.70
2013	4,867	10.0478 to 10.2626	49,252	3.11	(7.87)

P06
2017	977	19.5883	19,131	2.41	3.66
2016	891	18.8971	16,842	2.39	5.20
2015	823	17.9633	14,788	3.96	(2.71)
2014	834	18.4627	15,403	0.97	3.10
2013	5,837	17.9076	104,517	1.96	(9.22)

P07
2017	10,280	15.5129 to 21.2286	218,226	2.02	4.92
2016	10,597	20.2333	214,403	2.07	2.68
2015	9,118	19.7047	179,936	4.90	0.45
2014	11,091	19.6163	217,834	2.23	4.28
2013	10,595	18.8108	199,583	2.23	(1.96)
307
2017	3,829	40.7547	156,031	—	36.17
2016	3,833	29.9300	114,721	—	0.78
2015	10,775	29.6977	320,002	—	11.05
2014	11,494	26.7421	307,369	—	9.17
2013	4,635	24.4964	113,539	0.02	41.15

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account.
[4]	Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2017 and 2016 and for the Years Ended

December 31, 2017, 2016, and 2015

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2017, 2016 and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016 and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years ended December 31, 2017, 2016 and 2015, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

June 25, 2018

2

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$983,426	$1,012,823
Preferred stocks	28,096	17,096
Common stocks	4,914	3,500
Mortgage loans on real estate	35,786	35,781
Cash, cash equivalents and short-term investments	100,383	49,705
Contract loans	4,245	4,029
Other invested assets	1,907	—
Receivable for securities	50	122
Investment income due and accrued	8,775	9,200
Deferred premiums	37	41
Amounts recoverable from reinsurers	7,677	457
Other amounts receivable under reinsurance contracts	—	181
Net deferred tax asset	26,228	38,181
Other assets	1,671	1,784

Total general account assets	1,203,195	1,172,900
SEPARATE ACCOUNT ASSETS	1,302,144	1,416,317

TOTAL ADMITTED ASSETS	$2,505,339	$2,589,217

	2017	2016
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$638,678	$660,608
Aggregate reserve for accident and health contracts	97	97
Liability for deposit type contracts	11,253	11,363
Contract claims	96	104
Other amounts payable on reinsurance	2,612	1,946
Interest maintenance reserve	25,603	27,434
Commissions to agents due or accrued	448	430
General expenses due or accrued	2,566	2,387
Transfers from Separate Accounts due or accrued (net)	(25,905)	(88,959)
Taxes, licenses and fees due and accrued	6,186	5,796
Current federal and foreign income taxes	1,917	168
Remittances and items not allocated	1,484	934
Asset valuation reserve	8,477	4,190
Reinsurance in unauthorized and certified companies	787	2,628
Payable to parent and affiliates	7,984	1,179
Funds held under coinsurance	142,216	135,837
Payable for securities	2,751	111
Other liabilities	6,748	2,288

Total general account liabilities	833,998	768,541
SEPARATE ACCOUNT LIABILITIES	1,302,143	1,416,315

Total liabilities	2,136,141	2,184,856
CAPITAL STOCK AND SURPLUS:
Common capital stock, $350 par value – 6,001 shares authorized: 6,001 shares issued and outstanding	2,100	2,100

Gross paid in and contributed surplus	357,400	357,400
Unassigned funds	9,698	44,861

Total surplus	367,098	402,261

Total common capital stock and surplus	369,198	404,361

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,505,339	$2,589,217

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
INCOME:
Premiums and annuity considerations	$19,017	$19,856	$27,199
Considerations for supplementary contracts with life contingencies	6,555	3,222	2,424
Net investment income	50,474	44,595	42,149
Amortization of interest maintenance reserve	2,555	2,365	2,264
Commissions and expense allowances on reinsurance ceded	857	1,137	1,555
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	22,699	24,217	26,464
Other income	4,403	4,452	5,453

Total Income	106,560	99,844	107,508
BENEFITS AND EXPENSES:
Death benefits	597	2,320	897
Annuity benefits	46,917	38,927	36,344
Surrender benefits and withdrawals for life contracts	191,200	182,299	218,331
Interest and adjustments on contracts or deposit-type contract funds	677	1,539	491
Payments on supplementary contracts with life contingencies	3,241	3,112	2,369
Decrease in aggregate reserves for life and accident and health contracts	(21,930)	(30,619)	(29,373)

Total Benefits	220,702	197,578	229,059
Commissions on premiums and annuity considerations (direct business only)	5,510	5,774	7,637
General insurance expenses	11,299	12,208	15,355
Insurance taxes, licenses and fees, excluding federal income taxes	(418)	(395)	1,455
Net transfers (from) Separate Accounts net of reinsurance	(168,585)	(159,809)	(170,096)
Other deductions	6,151	6,719	6,235

Total Benefits and Expenses	74,659	62,075	89,645
Net gain from operations before federal income tax expense (benefit) and net realized capital (losses) gains	31,901	37,769	17,863
Federal income tax expense (benefit), excluding tax on capital (losses) gains	11,589	13,672	667

Net gain from operations after federal income taxes and before net realized capital (losses) gains	20,312	24,097	17,196
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	(1,105)	(2,707)	(1,386)

NET INCOME	$19,207	$21,390	$15,810

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$404,361	$401,810	$417,563
Net income	19,207	21,390	15,810
Change in net unrealized capital gains (losses), net of deferred income tax	332	433	(149)
Change in net deferred income tax	(15,737)	2,313	(3,574)
Change in non-admitted assets	3,917	(2,578)	5,480
Change in liability for reinsurance in unauthorized and certified companies	1,840	477	(2,327)
Change in asset valuation reserve	(4,286)	(2,288)	5,549
Surplus withdrawn from Separate Accounts during period	—	—	79
Changes in Separate Accounts surplus	—	—	(78)
Dividends to stockholders	(40,436)	(17,196)	(36,543)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$369,198	$404,361	$401,810

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$25,576	$23,084	$29,628
Net investment income	48,904	44,410	42,716
Miscellaneous income	27,959	29,805	33,472

Total receipts	102,439	97,299	105,816
Benefits and loss related payments	(249,014)	(228,392)	(258,470)
Net transfers from Separate Accounts	231,639	149,941	175,206
Commissions, expenses paid and aggregate write-ins for deductions	(21,994)	(25,596)	(30,856)
Federal and foreign income taxes (paid) recovered	(11,280)	(19,233)	(4,188)

Total payments	(50,649)	(123,280)	(118,308)

Net cash from (used in) operations	51,790	(25,981)	(12,492)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	373,044	986,232	205,143
Stocks	12,016	831	—
Mortgage loans	6,340	7,602	19,250
Miscellaneous proceeds	2,712	—	2,600

Total investment proceeds	394,112	994,665	226,993
Cost of investments acquired (long-term only):
Bonds	(342,605)	(926,381)	(205,922)
Stocks	(24,030)	(3,477)	(1,000)
Mortgage loans	(6,228)	(24,000)	—
Other invested assets	—	—	—
Miscellaneous applications	—	(2,564)	—

Total investments acquired	(372,863)	(956,422)	(206,922)
Net increase in contract loans and premium notes	(209)	(388)	(711)

Net cash from investments	21,040	37,855	19,360

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	(110)	(2,570)	603
Dividends to stockholder	(40,436)	(17,196)	(36,543)
Other cash provided (used)	18,394	2,212	12,135

Net cash from (used in) financing and miscellaneous sources	(22,152)	(17,554)	(23,805)

Net change in cash, cash equivalents and short-term investments	50,678	(5,680)	(16,937)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	49,705	55,385	72,322

End of year	$100,383	$49,705	$55,385

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2017	2016	2015
Exchanges of bonds	$22,448	$12,160	$5,599
Exchange of preferred stock	—	—	750
Transfer of bonds to other invested assets	1,911	—	—

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”), is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC).

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities and individual life insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company also sold group life, disability, dental and stop loss insurance, of which 100% of these risks have been reinsured to a former affiliate.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”).

The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York. The State of New York has adopted certain prescribed accounting principles that differ from those found in the NAIC SAP. Specifically, Regulation 147 (Valuation of Life Insurance Policies) differs from NAIC SAP in the way it prescribes the calculation of deficiency reserves. The Company’s Risk-Based-Capital (“RBC”) would not have triggered a regulatory event without the use of the State’s prescribed practice.

While the Superintendent of the Department has the authority to permit specific principles that deviate from prescribed principles, none are included within the accompanying financial statements.

7

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

A reconciliation of the Company’s net income and surplus between NAIC SAP and principles prescribed and permitted by the State of New York is shown below as of and for the years ended:

(In Thousands)	12/31/2017	12/31/2016	12/31/2015
NET INCOME
Company State Basis	$19,207	$21,390	$15,810
Less: State Prescribed Practices that Increase/(Decrease) NAIC SAP: Regulation 147	—	—	292

NAIC SAP	$19,207	$21,390	$15,518

SURPLUS
Company State Basis	$369,198	$404,361	$401,810
Less: State Prescribed Practices that Increase/(Decrease) NAIC SAP: Regulation 147	—	—	—

NAIC SAP	$369,198	$404,361	$401,810

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a comprehensive basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs, unearned premium reserves, and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 12. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Account under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

8

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, aggregate reserves for accident and health contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s

9

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of cost or fair value. Common stocks are stated at fair value. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision,

10

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

11

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts. Refer to Note 12 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health insurance premiums are earned ratably over the terms of the related insurance policies. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including the amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values in the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

12

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends received deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company has elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange traded bond funds (“ETF’s”). The Company has elected to use a documented systematic value measurement method for ETF’s. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have an impact on the financial statements of the Company.

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts, to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized as a result of these transactions may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates and other related parties.

Administrative Service Agreements and Other

The Company’s parent, DLIC, sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated by DLIC to affiliates pursuant to inter-company service agreements. The allocated expenses to the Company for the years ended December 31, 2017, 2016 and 2015 were $0.1 million, $0.1 million and $0.3 million, respectively.

The Company has a management services agreement with DLIC under which the Company receives, upon request, various investment and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $8.6 million, $9.2 million and $13.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

13

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

On August 2, 2013, Group One Thousand One, LLC acquired all of the issued and outstanding shares of the Company’s parent, DLIC, from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $2.2 million, $2.7 million and $3.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The Company did not incur any expenses under this agreement during 2017, 2016 and 2015.

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), whereby Clarendon serves as principal underwriter and distributor for variable insurance and annuity products issued by the Company. The Company did not incur any expenses under this agreement during 2017, 2016 and 2015.

The Company is party to a federal tax allocation agreement for which DLIC is the common parent corporation of an affiliated group of corporations.

The Company had an $8.0 million and $1.2 million payable to parent and affiliates and $1.1 million and $0.7 million included in general expenses due or accrued to other related parties as of December 31, 2017 and 2016, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

At December 31, 2017 and 2016, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2017	2016
Bonds	$10,451	$7,178
Common Stocks	4,914	3,500

Total Related Party	$15,365	$10,678

In May 2017, the Company, as borrower, entered into a $35.0 million demand promissory note (the “Note”) with its parent, DLIC, as lender. The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Note. The Note allows the Company to borrow up to a maximum of $35.0 million. The total commitment fees paid through December 31, 2017 were approximately $105.0 thousand. There was no amount outstanding under the Note as of December 31, 2017.

14

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

3.	BONDS AND PREFERRED STOCK

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2017
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$14,724	$1,585	$(2)	$16,307
U.S. States, Territories and Possessions (Direct and Guaranteed)	7,918	529	—	8,447
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	59,859	2,537	(86)	62,310
Industrial and Miscellaneous (Unaffiliated)	862,902	37,304	(10,119)	890,087
Hybrid Securities	38,023	2,629	(647)	40,005

Total Bonds	$983,426	$44,584	$(10,854)	$1,017,156

Preferred Stocks	$28,096	$804	$—	$28,900

	December 31, 2016
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$14,523	$408	$(15)	$14,916
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,015	254	(76)	8,193
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	61,392	986	(498)	61,880
Industrial and Miscellaneous (Unaffiliated)	878,418	24,616	(20,219)	882,815
Hybrid Securities	50,475	1,340	(2,734)	49,081

Total Bonds	$1,012,823	$27,604	$(23,542)	$1,016,885

Preferred Stocks	$17,096	$315	$—	$17,411

15

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The statement value and estimated fair value by maturity date for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2017
(In Thousands)	Statement Value	Estimated Fair Value
Due In One Year or Less	$12,051	$12,057
Due After One Year Through Five Years	126,579	131,065
Due After Five Years Through Ten Years	246,749	252,236
Due After Ten Years	344,773	361,946

Total Before Asset and Mortgage-Backed Securities	730,152	757,304
Asset and Mortgage-Backed Securities	253,274	259,852

Total	$983,426	$1,017,156

Proceeds from sales and maturities of investments in bonds and preferred stock during 2017, 2016 and 2015, were $409.4 million, $999.2 million, and $211.5 million, respectively, including non-cash transactions of $22.4 million, $12.2 million, and $6.4 million, respectively; gross gains were $2.9 million, $17.2 million, and $2.0 million, respectively, and gross losses were $2.3 million, $0.3 million, and $1.5 million, respectively.

Bonds included above with a statement value of approximately $0.4 million at each year ended December 31, 2017 and 2016 were on deposit with the Department as required by law.

Investment grade bonds were 99.0% and 98.5% of the Company’s total bonds as of December 31, 2017 and 2016, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed bonds, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

16

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

$4.0 million of OTTI was recognized during 2016 on LBSS. No OTTI was recognized during 2017 or 2015 on LBSS.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

17

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. The Company did not incur write-downs of bonds during 2017. The Company incurred write-downs of bonds totaling $4.4 million and $0.6 million, respectively, for the years ended December 31, 2016 and 2015. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2017 were as follows:

	Less than 12 months				12 months or more			Total
(in thousands except # of securities)	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Bonds:
U.S. Governments	1	$541	$(2)	2	$9	$—	3	$550	$(2)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	5	9,135	(81)	2	324	(5)	7	9,459	(86)
Industrial and Miscellaneous (Unaffiliated)	64	60,560	(1,540)	225	145,936	(8,579)	289	206,496	(10,119)
Hybrid Securities	—	—	—	2	12,810	(647)	2	12,810	(647)

Total Bonds	70	$70,236	$(1,623)	231	$159,079	$(9,231)	301	$229,315	$(10,854)

Preferred Stocks	—	$—	$—	—	$—	$—	—	$—	$—

18

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2016 were as follows:

	Less than 12 months				12 months or more			Total
(in thousands except # of securities)	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Bonds:
U.S. Governments	2	$1,192	$(15)	2	$11	$—	4	$1,203	$(15)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	3,156	(76)	—	—	—	2	3,156	(76)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	12	26,386	(498)	3	132	(1)	15	26,518	(499)
Industrial and Miscellaneous (Unaffiliated)	396	292,010	(15,766)	51	59,389	(4,453)	447	351,399	(20,219)
Hybrid Securities	1	5,161	(204)	3	22,358	(2,529)	4	27,519	(2,733)

Total Bonds	413	$327,905	$(16,559)	59	$81,890	$(6,983)	472	$409,795	$(23,542)

Preferred Stocks	—	$—	$—	—	$—	$—	—	$—	$—

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $8.9 million and $11.7 million as of December 31, 2017 and 2016, respectively, which represented approximately 0.8% and 1.0% of the Company’s total invested assets as of December 31, 2017 and 2016, respectively.

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2017 was as follows as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,461	$4,461	$4,959
Structured Securities	4,398	4,398	4,492

	$8,859	$8,859	$9,451

19

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2016 was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$7,256	$7,256	$7,477
Structured Securities	4,397	4,397	4,418

	$11,653	$11,653	$11,895

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2017 and 2016:

(In Thousands)	2017	2016
California	704	827
Florida	2,558	2,678
Georgia	122	145
Idaho	349	379
Illinois	10,000	13,711
Indiana	—	763
New York	21,740	16,199
Texas	417	1,183
General Allowance for Loan Loss	(104)	(104)

Total Mortgage Loans on Real Estate	$35,786	$35,781

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2017 and 2016.

The Company originated one mortgage loan with a total cost of $6.2 million during the year ended December 31, 2017 with rate of 6.5%. The Company originated 4 mortgage loans with a total cost of $24.0 million during the year ended December 31, 2016 with rates ranging from 4.76% to 5.75%.

During the years ended December 31, 2017 and 2016, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended

20

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

December 31, 2017 and 2016. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2017 and 2016. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2017, the Company individually and collectively evaluated loans with a gross carrying value of $35.9 million. At December 31, 2016, the Company individually and collectively evaluated loans with a gross carrying value of $35.9 million.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at year end December 31, 2017 or 2016.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
As of December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$35,890	$—	$35,890
As of December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$35,885	$—	$35,885

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2017 or 2016.

The Company did not have any investments in impaired loans during 2017 or 2016.

Allowance for credit losses was as follows:

	2017	2016	2015
(In Thousands)
Balance at beginning of period	$104	$504	$504
Recoveries of amounts previously charged off	—	(400)	—

Balance at end of period	$104	$104	$504

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2017 and 2016:

21

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

(In Thousands)
Internal Risk Rating	2017	2016
AA	$14,193	$14,076
A	16,582	10,396
BBB	3,383	6,534
BB and Lower	1,732	4,879

Total	$35,890	$35,885

Total Allowance for Loan Loss	(104)	(104)

Total Mortgage Loans on Real Estate	$35,786	$35,781

The following table provides an aging of past due mortgage loans on real estate as of December 31, 2017 and 2016, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2017	2016
Current	$35,890	$35,885
Total Allowance for Loan Loss	(104)	(104)

Total Mortgage Loans on Real Estate	$35,786	$35,781

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
	2017	2016	2015
(In Thousands)
Realized Gains (Losses):
Bonds	$556	$12,386	$(184)
Preferred Stocks	16	81	—
Mortgage Loans on Real Estate	—	—	(1,008)

Gross Realized Gains (Losses)	572	12,467	(1,192)
Capital Gains Tax Expense (Benefit)	1,440	4,403	(82)

Net Realized Gains (Losses)	(868)	8,064	(1,110)
(Gains) Transferred to IMR (Net of Taxes)	(237)	(10,771)	(276)

Total	$(1,105)	$(2,707)	$(1,386)

22

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	Years Ended December 31,
	2017	2016	2015
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses), Net of Deferred Income Tax:
Bonds	$(8)	$149	$(149)
Common Stocks	384	24	—
Mortgage Loans on Real Estate	—	260	—
Tax Rate change impact	(44)	—	—

Total	$332	$433	$(149)

Deferred tax expense (benefit), netted in unrealized capital gains (losses) above, was $0.04 million, $0.2 million, and $(0.1) million for the years ended December 31, 2017, 2016 and 2015, respectively.

In 2016, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $19.0 million and $30.7 million, respectively, for the year ended December 31, 2017 and $305.3 million and $365.7 million, respectively, for the year ended December 31, 2016. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $0.1 million and $3.2 million for the years ended December 31, 2017 and 2016, respectively.

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Bonds	$47,188	$44,317	$42,973
Preferred Stocks	3,436	876	836
Common Stocks (unaffiliated)	78	—	—
Mortgage Loans on Real Estate	1,966	2,453	1,932
Contract Loans	177	159	136
Cash, Cash Equivalents and Short-term Investments	653	158	29
Other Investment Income	158	109	109

Gross Investment Income	53,656	48,072	46,015
Investment Expenses	(3,182)	(3,477)	(3,866)

Net Investment Income	$50,474	$44,595	$42,149

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2017, 2016 and 2015, respectively.

7.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company had a reinsurance agreement with the United States Branch of the Sun Life Assurance Company (the “U.S. Branch”), a former affiliate, under which certain of the Company’s universal life insurance business was reinsured on a coinsurance and funds held coinsurance basis by the U.S. Branch. The Company had liabilities for

23

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

the funds held under the treaty of $135.8 million at December 31, 2016. During 2017 this reinsurance agreement was assumed by and novated to Sun Life and Health Insurance Company (U.S.) (“Sun Life and Health”), a former affiliate. The Company has liabilities for the funds held under the treaty of $142.2 million at December 31, 2017.

The Company has a reinsurance and related renewal rights and administrative services agreements with Sun Life and Health. Pursuant to these agreements, the Company ceded 100% of the liabilities under its group insurance policies to Sun Life and Health on an indemnity coinsurance basis. Sun Life and Health provides administrative services in connection with the reinsured policies and Sun Life and Health had the right, on the first anniversary of a policy following a transition period, to offer to each policyholder a replacement policy issued by Sun Life and Health.

The Company has an agreement with an unrelated company whereby the unrelated company reinsured 100% of the risks on a quota share basis for certain specific group life and disability policies.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Premiums and Annuity Considerations:
Direct	$36,167	$36,307	$43,760
Ceded - Non-Affiliated	(17,150)	(16,451)	(16,561)

Net Premiums and Annuity Considerations	$19,017	$19,856	$27,199

Insurance and Other Individual Policy Benefits and Claims:
Direct	$72,842	$73,621	$75,065
Ceded - Non-Affiliated	(22,087)	(29,262)	(35,455)

Net Policy Benefits and Claims	$50,755	$44,359	$39,610

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2017 and 2016, the Company had $1,515.6 million and $1,576.0 million, respectively, of insurance in force (direct and assumed) for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves (direct and assumed) to cover the above insurance as of December 31, 2017 and 2016 totaled $50.0 million and $62.3 million, respectively.

24

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2017 and 2016 were the changes in additional reserves held due to asset adequacy analysis testing. Asset adequacy reserves in the General Account were $92.8 million and $75.8 million at December 31, 2017 and 2016. Asset adequacy reserves in the non-insulated Separate Accounts were $25.0 million and $22.0 million at December 31, 2017 and 2016.

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$366,063	$—	$366,063	20.53%
At Book Value Less Current Surrender Charge of 5% or More	13,943	—	—	13,943	0.78%
At Fair Value	—	—	871,812	871,812	48.90%

Total With Adjustment or at Market Value	13,943	366,063	871,812	1,251,818	70.21%
At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	498,639	—	—	498,639	27.97%
Not Subject to Discretionary Withdrawal	30,555	—	1,825	32,380	1.82%

Total (Gross: Direct and Assumed)	543,137	366,063	873,637	1,782,837	100.00%
Reinsurance Ceded	—	—	—	—

Total (Net)	$543,137	$366,063	$873,637	$1,782,837

25

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$382,750	$—	$382,750	20.53%
At Book Value Less Current Surrender Charge of 5% or More	14,454	—	—	14,454	0.78%
At Fair Value	—	—	909,608	909,608	48.79%

Total With Adjustment or at Market Value	14,454	382,750	909,608	1,306,812	70.10%
At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	529,453	—	—	529,453	28.40%
Not Subject to Discretionary Withdrawal	26,740	—	1,243	27,983	1.50%

Total (Gross: Direct and Assumed)	570,647	382,750	910,851	1,864,248	100.00%
Reinsurance Ceded	—	—	—	—

Total (Net)	$570,647	$382,750	$910,851	$1,864,248

10.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

26

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,302.1 million and $1,416.3 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017 and 2016, the Company’s Separate Account statements included legally insulated assets of $894.0 million and $935.5 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2017 were attributable to the following products:

(In Thousands)
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Variable Life	$10,169	$—	$10,169
Variable Annuity	883,828	—	883,828
MVA Annuity	—	408,147	408,147

Total	$893,997	$408,147	$1,302,144

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $883.7 million and $922.6 million of non-guaranteed Separate Account reserves and $391.1 million and $404.8 million of guaranteed Separate Account reserves as of December 31, 2017 and 2016, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $7.4 million, $7.8 million, and $8.0 million were received by the General Account from the Separate Accounts during the years ended December 31, 2017, 2016 and 2015, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $1.5 million, $1.7 million, and $3.3 million for each of the years ended December 31, 2017, 2016 and 2015, respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

27

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$5,513	$7,186	$12,699
Reserves at 12/31/2017
For Accounts With Assets at:
Fair Value	391,064	883,674	1,274,738
Amortized Cost	—	—	—

Total Reserves	$391,064	$883,674	$1,274,738

By Withdrawal Characteristics:
With Market Value Adjustment	$391,064	$—	$391,064
At Fair Value	—	881,849	881,849

Subtotal	391,064	881,849	1,272,913
Not Subject to Discretionary Withdrawal	—	1,825	1,825

Total	$391,064	$883,674	$1,274,738

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$5,956	$4,721	$10,677
Reserves at 12/31/2016
For Accounts With Assets at:
Fair Value	404,750	922,606	1,327,356
Amortized Cost	—	—	—

Total Reserves	$404,750	$922,606	$1,327,356

By Withdrawal Characteristics:
With Market Value Adjustment	$404,750	$—	$404,750
At Fair Value	—	921,363	921,363

Subtotal	404,750	921,363	1,326,113
Not Subject to Discretionary Withdrawal	—	1,243	1,243

Total	$404,750	$922,606	$1,327,356

28

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

Below is the reconciliation of “Net transfers (from) Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Transfers to Separate Accounts	$12,699	$10,677	$12,275
Transfers (from) Separate Accounts	(181,284)	(170,486)	(182,371)

Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(168,585)	$(159,809)	$(170,096)

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations, RMBS, and CMBS), certain corporate debt, preferred stock and certain private equity investments.

29

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2017 or 2016.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands)
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock - Unaffiliated (a) Industrial and Miscellaneous	$—	$—	$4,914	$4,914	$—
Bonds - Unaffiliated (b) Industrial and Miscellaneous	—	124	—	124	—
Separate Accounts Assets (c) (d)	918,983	300,698	79,851	1,299,532	13,696

Total Assets at Fair Value	$918,983	$300,822	$84,765	$1,304,570	$13,696

Liabilities	$—	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—	$—

30

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock - Unaffiliated (a) Industrial and Miscellaneous	$—	$—	$3,500	$3,500	$—
Bonds - Unaffiliated (b) Industrial and Miscellaneous	—	136	—	136	—
Separate Accounts Assets (c) (d)	986,030	358,444	68,558	1,413,032	20,000

Total Assets at Fair Value	$986,030	$358,580	$72,058	$1,416,668	$20,000

Liabilities	$—	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—	$—

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost; amounts are included in the tables above.
(c)	Separate Account assets include invested assets carried at fair value, but exclude approximately $2.6 million and $3.3 million of investment income and receivables due at December 31, 2017 and 2016, respectively, which are included in Separate Account Assets in the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.
(d)	Includes assets with a fair value of $13.7 million and $20.0 million at December 31, 2017 and 2016, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2017 and 2016, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back till the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets and liabilities measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2017 and 2016.

31

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$3,500	$—	$—	$—	$384	$1,030	$—	$—	$—	$4,914
Separate Accounts Assets	68,558	4,706	(4,231)	1,926	(1,375)	58,539	—	(15,993)	(32,279)	79,851

Total Assets	$72,058	$4,706	$(4,231)	$1,926	$(991)	$59,569	$—	$(15,993)	$(32,279)	$84,765

Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$—	$—	$—	$—	$24	$3,476	$—	$—	$—	$3,500
Separate Accounts assets	130,419	2,992	(46,875)	223	251	735	—	(11,844)	(7,343)	68,558

Total assets	$130,419	$2,992	$(46,875)	$223	$275	$4,211	$—	$(11,844)	$(7,343)	$72,058

Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

32

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,914	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	46,158	30-129	98
	Market Pricing	Quoted Prices	4,703	100-105	103

Total Assets			$55,775

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$3,500	101	$101
Separate Accounts Assets	Matrix Pricing	Spreads	50,097	27-25,281	4,165
	Market Pricing	Quoted Prices	6,368	31-109	97

Total Assets			$59,965

There were no significant changes made in valuation techniques during 2017 and 2016.

33

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$100,383	$100,383	$100,383	$—	$—	$—	$—
Bonds	1,017,155	983,426	13,537	944,278	59,340	—	—
Preferred Stocks	28,900	28,096	—	5,424	23,476	—	—
Common Stocks	4,914	4,914	—	—	4,914	—	—
Mortgage Loans on Real Estate	37,237	35,786	—	—	37,237	—	—
Contract Loans	4,731	4,245	—	—	4,731	—	—
Other Invested Assets	1,945	1,907	—	1,945	—	—	—
Separate Account Assets	1,299,532	1,299,532	918,983	300,698	79,851	—	13,696
Contract holder Deposit Funds and Other Policyholder Liabilities	(11,702)	(11,253)	—	—	(11,702)	—	—
Separate Account Liabilities	(2,167)	(2,167)	—	—	(2,167)	—	—

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$49,705	$49,705	$49,705	$—	$—	$—	$—
Bonds	1,016,885	1,012,823	11,930	938,076	66,879	—	—
Preferred Stocks	17,411	17,096	—	5,276	12,135	—	—
Common Stock	3,500	3,500	—	—	3,500	—	—
Mortgage Loans on Real Estate	36,937	35,781	—	—	36,937	—	—
Contract Loans	4,417	4,029	—	—	4,417	—	—
Separate Account Assets	1,413,032	1,413,032	986,030	358,444	68,558	—	20,000
Contract Holder Deposit Funds and Other Policyholder Liabilities	(11,660)	(11,363)	—	—	(11,660)	—	—
Separate Account Liabilities	(2,597)	(2,597)	—	—	(2,597)	—	—

34

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments—The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity Securities—The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other Invested Assets—Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 10. The difference between Separate Account assets and liabilities reflected

35

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds—The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

12.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2017 and December 31, 2016.

The components of the Company’s DTAs and DTLs as of December 31, 2017 and 2016 were as follows:

(In Thousands) Description	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$28,781	$22	$28,803	$43,630	$36	$43,666	$(14,849)	$(14)	$(14,863)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	28,781	22	28,803	43,630	36	43,666	(14,849)	(14)	(14,863)
Deferred Tax Assets Nonadmitted	—	—	—	3,788	36	3,824	(3,788)	(36)	(3,824)

Subtotal Net Admitted Deferred Tax Assets	28,781	22	28,803	39,842	—	39,842	(11,061)	22	(11,039)
Deferred Tax Liabilities	2,575	—	2,575	1,661	—	1,661	914	—	914

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$26,206	$22	$26,228	$38,181	$—	$38,181	$(11,975)	$22	$(11,953)

36

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands) Description	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—	$18,205	$—	$18,205	$(18,205)	$—	$(18,205)
(b) Admitted Pursuant to 11.b. (Lesser of 11.b.i. or 11.b.ii.)	26,228	—	26,228	19,976	—	19,976	6,252	—	6,252
(c) 11.b.i	26,228	—	26,228	19,976	—	19,976	6,252	—	6,252
(d) 11.b.ii	—	—	51,674	—	—	54,927	—	—	(3,253)
(e) Admitted Pursuant to 11.c.	2,575	—	2,575	1,661	—	1,661	914	—	914

(f) Total Admitted Under 11.a. - 11.c.	28,803	—	28,803	39,842	—	39,842	(11,039)	—	(11,039)
(g) Deferred Tax Liabilities	2,575	—	2,575	1,661	—	1,661	914	—	914

Net Admitted Deferred Tax Asset / (Deferred Tax Liability)	$26,228	$—	$26,228	$38,181	$—	$38,181	$(11,953)	$—	$(11,953)

	2017	2016
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	3106%	3060%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$342,970	$366,180

37

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTA’s, as used in the Company’s SSAP No. 101 calculation:

(In Thousands) Description	December 31, 2017		December 31, 2016		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$28,781	$22	$43,630	$36	$(14,849)	$(14)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$28,781	$22	$39,842	$—	$(11,061)	$22
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	63.44%	0.00%	59.05%	0.00%	4.39%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2017	December 31, 2016	December 31, 2015
Current Income Tax
Federal Income Tax Expense on Operations	$11,589	$13,672	$667
Federal Income Tax Expense (Benefit) on Net Capital Gains	1,440	4,403	(82)

Current Income Tax Expense	$13,029	$18,075	$585

38

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The main components of DTAs and DTLs as of December 31, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2017	December 31, 2016	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$27,319	$39,236	$(11,917)
Investments	347	5	342
Deferred Acquisition Costs	366	543	(177)
Net Operating Loss Carryforward	—	—	—
Other (Including Items <5% of Total Ordinary Tax Assets)	749	3,846	(3,097)

Subtotal	$28,781	$43,630	$(14,849)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	3,788	(3,788)

Admitted Ordinary Deferred Tax Assets	$28,781	$39,842	$(11,061)

Capital:
Investments	$22	$36	$(14)
Net Capital Loss Carryforward	—	—	—

Subtotal	$22	$36	$(14)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	36	(36)

Admitted Capital Deferred Tax Assets	22	—	22

Admitted Deferred Tax Assets	$28,803	$39,842	$(11,039)

39

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

(In Thousands)	December 31, 2017	December 31, 2016	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$44	$211	$(167)
Policyholder Reserves	2,525	1,435	1,090
Other (Including Items <5% of Total Ordinary Tax Liabilities)	6	15	(9)

Subtotal	$2,575	$1,661	$914

Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities:	$2,575	$1,661	$914

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$26,228	$38,181	$(11,953)

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2017	December 31, 2016	Change
Total Deferred Tax Assets	$28,803	$43,666	$(14,863)
Total Deferred Tax Liabilities	2,575	1,661	914

Net Deferred Tax Assets	$26,228	$42,005	$(15,777)
Tax Effect of Unrealized (Gains)/Losses			(40)

Change in Net Deferred Income Tax			$(15,737)

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

We have made our best efforts to quantify the impact of these provisions, as applicable, in the following schedules. Disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01on February 8, 2018 are included.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $17.5 million through statutory surplus. This included a charge of $17.4 million related to the re-measurement of gross deferred tax balances related to operations, and a charge of $44.0 thousand related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. Although, we have not completed our analysis of contract level reserve calculations; based upon the work completed, we have made a reasonable estimate of the transition liability and its impact on the deferred income tax balances. The estimate will be revised in the period that we have completed our analysis of the impact of the modifications on our policy contract reserves.

40

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before federal income taxes. The significant items causing this difference at December 31, 2017, 2016 and 2015 were as follows:

(In Thousands) Description	December 31, 2017			December 31, 2016			December 31, 2015
	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Income Before Taxes	$31,901	$11,165	34.38%	$37,769	$13,219	26.31%	$17,863	$6,252	37.50%
Pre-tax Capital Gains—Pre IMR	572	200	0.62%	12,466	4,363	8.69%	(1,192)	(417)	(2.50)%
Dividends Received Deduction		(719)	(2.21)%		(654)	(1.30)%		(596)	(3.60)%
Amortization of IMR		(724)	(2.23)%		(965)	(1.92)%		(792)	(4.70)%
Change in Non-admitted Assets		33	0.10%		17	0.03%		58	30.00%
Prior Year Over/Under Accrual		(30)	(0.09)%		(233)	(0.46)%		(44)	(30.00)%
Tax Credits		—	—%		—	—%		—	—%
Deferred Tax Adjustment for Rate Change		17,441	53.71%		—	—%		—	—%
Miscellaneous		1,400	4.30%		15	0.03%		(302)	(1.80)%

Total Statutory Income Taxes		$28,766	88.58%		$15,762	31.38%		$4,159	24.90%

Federal and Foreign Income Taxes Incurred		$13,029	40.12%		$18,075	35.98%		$585	3.50%
Change in Net Deferred Income Taxes		15,737	48.46%		(2,313)	(4.60)%		3,574	21.40%

Total Statutory Income Taxes		$28,766	88.58%		$15,762	31.38%		$4,159	24.90%

At December 31, 2017, the Company had no net operating loss carryforwards. At December 31, 2017, the Company had no capital loss carryforwards. At December 31, 2017, the Company had no foreign tax credit carryforwards. At December 31, 2017 the Company had $1.2 million of minimum tax credit carryforward which due to the Act will be refunded starting 2018.

At December 31, 2017, the following were income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains) (in thousands):

Year	Amount
2017	$1,440
2016	$3,252
2015	$271

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

Tax years prior to 2013 are closed to examination and audit adjustments under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2017 and 2016. As of December 31, 2017 there were no positions for which

41

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2017 and 2016. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2017, 2016 and 2015. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2017 tax year with its parent DLIC and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

13.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2017 and 2016, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Superintendent of the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Superintendent when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Superintendent may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the company’s outstanding liabilities or if the company is financially distressed. In addition, for a period of five years following the Sale Transaction on August 2, 2013, any dividend or distribution requires the prior written consent of the Department.

In December 2017, the Company paid an ordinary dividend of $40.4 million to the Company’s parent, DLIC. In November 2016, the Company paid an ordinary dividend of $17.2 million to DLIC. In September 2015, the Company paid an ordinary dividend of $36.5 million to DLIC. All dividends were approved by the Department.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2017 and 2016.

In addition, the Company is required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following the Sale Transaction on August 2, 2013. If the Company’s ACL RBC falls below this minimum, additional contributions of capital are required to be made such that the Company’s ACL RBC level is restored to a minimum of 450%. In connection with the Sale Transaction, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC exceeded 450% at December 31, 2017 and 2016.

42

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

14.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.3 million for guaranty fund assessments as of December 31, 2017 and 2016, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2017 and 2016, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9 I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsoleted. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the company’s share under Section 812 of the Internal Revenue Code (the “IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaces the prior law calculation of the Company’s share and policyholders’ share with fixed percentage of 70% and 30%, respectively. This provision is effective for tax years beginning after December 31, 2017. For the years ended March 31, 2018 and 2017, the Company’s financial statements reflect benefits of $0.8 million and $0.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

43

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s By-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of Sun Life Financial Inc. “(SLF”) and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by the Company, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2017 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

The following are restricted assets (including pledged assets):

(In Thousands)			Gross Restricted
	Current Year									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Admitted Restricted	Gross Admitted and Non Admitted Restricted Total Assets	Admitted Restricted to Total Admitted Assets
On Deposit with States	$406	$—	$—	$—	$406	$406	$—	$—	$406	0.02%	0.02%
Other Restricted Assets	28	—	—	—	28	376	(348)	—	28	0.00%	0.00%

Total Restricted Assets	$434	$—	$—	$—	$434	$782	$(348)	$—	$434	0.02%	0.02%

44

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted							Percentage
(In Thousands)
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$28	$—	$—	$—	$28	$376	$(348)	$28	0.00%	0.00%

Total	$28	$—	$—	$—	$28	$376	$(348)	$28	0.00%	0.00%

Lease commitments

Effective February 15, 2014, the Company entered into a month-to-month lease agreement for its office in New York, New York. The monthly rental expense is approximately $3.3 thousand for this lease.

Effective October 31, 2016, the Company entered into a lease agreement for an additional New York office that expires on January 31, 2021. Rental expenses for 2017 and 2016 were $575.4 thousand and $68.0 thousand, respectively, for this lease.

At January 1, 2018, the minimum aggregate rental commitments are as follows:

(In Thousands)	Year Ending December 31	Operating Leases
	2018	$690
	2019	690
	2020	690
	2021	57
	2022	—
	Aggregate Total All Future Years	$—

15.	SUBSEQUENT EVENTS

It is anticipated that certain provisions of the Act will have a significant impact on the Company in 2018 and subsequent years.

The Act increased the capitalization percentage and amortization period under Internal Revenue Code Section 848. Generally, this provision will result in an increase in taxable income and gross deferred tax assets as well as modifications to the net operating loss (“NOL”) provision. As modified, net operating losses of life insurance and non-insurance companies cannot be carried back. Indefinite carryforward is allowed, however, the NOL deduction is limited to 80% future year taxable income before the NOL deduction. This provision may result in a greater number of years to absorb future NOLs.

45

The Company is not aware of any other events that occurred subsequent to December 31, 2017 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2018 to June 25, 2018, the date the financial statements were available to be issued.

46

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated April 24, 2003, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

B.	None.

C.	(1)	Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(2)	Amendment One to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-105437, filed on April 27, 2010.)

	(3)	Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-105437, filed on April 27, 2010.)

	(4)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-147646, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(2)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-144627, filed on November 21, 2007.)

	(3)	Payment of Stipulated Premium Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(4)	Waiver of Monthly Deductions Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(5)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-144627, filed on November 21, 2007.)

	(6)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144626, filed on July 17, 2007.)

	(7)	Scheduled Increases Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-144627, filed on May 20, 2009.)

E.	(1)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(2)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(3)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(4)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(5)	Consent Form (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(6)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-144627, filed on April 30, 2009.)

	(7)	Scheduled Increases Application (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-144627, filed on May 20, 2009.)

F.	Charter and By-Laws of Delaware Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated April 17, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-67864, filed on November 6, 2002.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on May 2, 2005.)

	(3)	Participation Agreement, dated September 1, 2001, by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated October 1, 2006, by and among Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on January 18, 2007.)

	(6a)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6b)	Amendment 3, dated April 17, 2000, to the Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

	(7)	Participation Agreement, dated August 1, 2003, by and among Sun Life Insurance and Annuity Company of New York, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

	(8)	Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(9)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed on May 2, 2005.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed on May 2, 2005.)

	(11)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No.333-136435, filed on August 9, 2006.)

	(12)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(13)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(14a)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(14b)	Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed April 27, 2007.)

	(15)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company (Incorporated by reference to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 111688, filed on September 22, 2008.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	(1a)	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on October 1, 2002.)

	(1b)	Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(1c)	Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

J.	(1)	Powers of Attorney.

	(2)	Resolution of the Board of Directors of the Depositor dated April 25, 2018, authorizing the use of Powers of Attorney for Officer signatures.

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1) Consent of Independent Registered Public Accounting Firm.

(2) Representation of Counsel Pursuant to Rule 485(b)

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Michael S. Bloom 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary and Director

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

Michael K. Moran 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer and Director

David E. Sams, Jr. 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President

Andrew F. Kenney 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

James D. Purvis 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company of New York, which is a wholly-owned subsidiary of Delaware Life Insurance Company.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed June 26, 2018.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company of New York.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company of New York pursuant to its charter, by-laws, or otherwise, Delaware Life Insurance Company of New York has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of New York of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company of New York in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company of New York will, unless in the opinion of their counsel that matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company of New York, in whole or in part, at its Home Office at 1115 Broadway, 12th Floor, New York, New York 10010, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Delaware Life Insurance Company, at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company of New York hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 26th day of June, 2018.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(Registrant)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company of New York, and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President (Principal Executive Officer)	June 26, 2018

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer and Director	June 26, 2018
(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact for: Michael S. Bloom, Director Dennis A. Cullen, Director Richard E. Kipper, Director Homer J. Holland, Director David E. Sams, Jr., Director	June 26, 2018

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is included herein as Exhibit J(2). Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

J(2)	Resolution of the Board of Directors of the Depositor dated April 25, 2018, authorizing the use of Powers of Attorney for Officer signatures

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)